                                           November 30, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

[PHOTO APPEARS HERE]

Dependable, tax-free income to help
you keep more
of what you earn.

Georgia
Louisiana
North Carolina
Tennessee


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Georgia Municipal Bond Fund

 5  Nuveen Flagship Georgia Municipal Bond Fund Spotlight

 6  Nuveen Flagship Louisiana Municipal Bond Fund

10  Nuveen Flagship Louisiana Municipal Bond Fund Spotlight

11  Nuveen Flagship North Carolina Municipal Bond Fund

13  Nuveen Flagship North Carolina Municipal Bond Fund Spotlight

14  Nuveen Flagship Tennessee Municipal Bond Fund

16  Nuveen Flagship Tennessee Municipal Bond Fund Spotlight

17  Portfolio of Investments

35  Statement of Net Assets

37  Statement of Operations

38  Statement of Changes in Net Assets

40  Notes to Financial Statements

45  Financial Highlights

49  Fund Information

DEAR
Shareholder

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.
     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.
     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.
     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.
     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.
     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.
     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.


 "We also have a
  commitment to
  family wealth
   management,
   which is a
positive philosophy
  that addresses
the role of wealth
   in our lives
  and our world."

                                                        SEMIANNUAL REPORT page 1

  "Your financial
 adviser can serve
   as a valuable
resource in helping
  you determine if
  adjustments are
  needed in your
   current asset
 allocation plan."

     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.
     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.
     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.
     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.
     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board
January 15, 2000

SEMIANNUAL REPORT page 2

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Georgia fund for the six-month period ended November 30, 1999.


Q How did Georgia's economy and municipal market fare?

TOM Georgia's economy continues to be one of the fastest-growing in the U.S., expanding by roughly 50% since 1991. The state's unemployment rate was 3.6% in November 1999, lower than the 4.1% national average. Unlike other states whose economic growth may be constrained by labor shortages, Georgia is experiencing a high rate of population growth.
     The state's ongoing economic strength translated into strong tax collections and municipal revenues and helped bolster the overall creditworthiness of the Georgia municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November, 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.


Q How did Nuveen Flagship Georgia Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship Georgia Municipal Bond Fund generated a six-month total return on net asset value of -4.27%, compared to the -3.49% total return posted by the Lipper Georgia Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -4.14%, 7.05% and 6.34%, respectively, compared to the Lipper peer group average annual total returns of -3.55%, 6.83%, 6.29% for the same time periods.*
     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. The fund's six-month taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -2.98%.**
     As of November 30, 1999, the fund's SEC 30-day yield was 5.08%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.82% on a taxable investment.


Q What was your strategy amid this difficult market environment?

TOM We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar--in terms of credit quality, maturity, structure--bonds with higher prevailing interest rates. These swaps generated two benefits for the fund.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 . A commitment to exhaustive research
 . An active, value-oriented
  investment style
 . The unmatched presence of trading leverage of a market leader.
This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Georgia Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                        SEMIANNUAL REPORT page 3

                       "Call protection helps to protect
                                   the fund's
                        income stream by allowing us the
            luxury of hanging onto higher-yielding bonds if interest
                                  rates fall."

 * The Lipper Peer Group returns represent the average annualized total return of the 34 funds in the Lipper Georgia Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, 25 funds for the five-year period, and four funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains. A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)  22%
-------------------------------
  Housing (Multifamily)     16%
-------------------------------
  U.S. Guaranteed           11%
-------------------------------
  Healthcare                10%
-------------------------------
  Water and Sewer           10%
-------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen Research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto high-yielding bonds if interest rates fall.

     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.


Q  What is your outlook for Nuveen Flagship Georgia Municipal Bond Fund?

TOM As long as the yield spread remains wide and the economy remains sound, we believe that lower- and non-rated segments of the market will continue to offer good value and help to maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.

     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND


[PIE CHART APPEARS HERE]

Bond Credit Quality

              AAA/U.S. Guaranteed. 69%
              AA.................. 10%
              A................... 13%
              BBB/NR..............  8%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


SEMIANNUAL REPORT page 4

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999

Quick Facts
                                      A Shares      B Shares      C Shares      R Shares
NAV                                     $10.29        $10.30        $10.27        $10.26
----------------------------------------------------------------------------------------
Fund Symbol                              FGATX           N/A         FGACX           N/A
----------------------------------------------------------------------------------------
CUSIP                                67065P501     67065P600     67065P709     67065P808
----------------------------------------------------------------------------------------
Inception Date                            3/86          2/97          1/94          2/97
----------------------------------------------------------------------------------------

Total Returns (Annualized)+
                                    A Shares              B Shares          C Shares     R Shares
                                   NAV      Offer       NAV      w/CDSC       NAV          NAV
1-Year                          -4.14%     -8.13%     -4.95%     -8.60%      -4.67%       -3.87%
-------------------------------------------------------------------------------------------------
1-Year TER*                     -1.56%     -5.66%     -2.78%     -6.43%      -2.39%       -1.17%
-------------------------------------------------------------------------------------------------
5-Year                           7.05%      6.12%      6.36%      6.21%       6.45%        7.12%
-------------------------------------------------------------------------------------------------
10-Year                          6.34%      5.89%      5.87%      5.87%       5.75%        6.38%
-------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years.
  Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

Tax-Free Yields
                                A Shares         B Shares     C Shares     R Shares
                              NAV      Offer       NAV          NAV          NAV
SEC 30-Day Yield             5.08%     4.87%      4.33%        4.53%        5.29%
-----------------------------------------------------------------------------------
Taxable Equivalent Yield     7.82%     7.49%      6.66%        6.97%        8.14%

Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

Month           Amount
12/1998         $.0450
1/1999           .0450
2/1999           .0450
3/1999           .0450
4/1999           .0435
5/1999           .0435
6/1999           .0435
7/1999           .0435
8/1999           .0435
9/1999           .0435
10/1999          .0435
11/1999          .0440

Portfolio Statistics

Total Net Assets                $148.5 million
----------------------------------------------
Average Effective
Maturity                           22.74 years
----------------------------------------------
Average Duration                          9.21
----------------------------------------------

/./ The Fund also paid shareholders capital gains distributions in December
    1998 of $0.0409 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                        SEMIANNUAL REPORT page 5

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Louisiana Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


Nuveen Flagship Louisiana Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.


Q In an effort to cool off any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or
0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999 - an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.

Q That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent upon local factors of supply and demand. Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.

SEMIANNUAL REPORT page 6

Q Have Y2K concerns caused any disruptions in the market?

MIKE Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q What other national trends did you notice?

MIKE As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q How did the fund perform for the period ended November 30, 1999?

MIKE Nuveen Flagship Louisiana Municipal Bond Fund generated a six-month total return on net asset value of -5.26%, underperforming the Lipper Louisiana Municipal Bond Fund category, which reported a total return of -4.63%. For the one-, five- and 10-year periods, the Nuveen fund reports average annualized total returns of -5.01%, 7.17% and 6.95%, respectively, compared to the Lipper peer group average total returns of -4.47%, 6.37% and 6.50% for the same time periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Louisiana Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 34% combined federal and state income tax bracket, was -4.00%.** As of November 30, 1999, the fund's SEC 30-day yield was 5.05%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 7.65% on a taxable investment.


     "This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk."

                                                        SEMIANNUAL REPORT page 7

     "On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability."

Q Why did the fund underperform its benchmark?

MIKE The Lipper Louisiana Municipal Bond Fund category includes bond funds with short and intermediate maturities. In contrast, our fund invests in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price as the market recovers.


Q What other variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside price potential.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, only 3.50% of the Louisiana portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.09% on a taxable equivalent basis for taxpayers in the combined 34% federal and state income tax bracket.

     The higher coupons available in the market allowed us to reduce our holdings of bonds subject to the Alternative Minimum Tax (AMT). Typically, AMT bonds offer more income because certain investors that are subject to the AMT effectively pay tax on income generated from AMT bonds. Another advantage of this strategy is that AMT paper tends not to perform as well when the bond market rallies.



SEMIANNUAL REPORT page 8

          Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value.

          Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen Research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds.

          For instance, we purchased Baa2 rated St. John Baptist Parish Environmental Improvement Bonds for the USX Corporation. Nuveen research played an instrumental role in this purchase, providing an independent assessment of this lower-rated credit.

          However, with 73% of portfolio assets invested in AAA and AA-rated bonds, we believe that the fund is well positioned to maintain a balance of holdings at both ends of the credit spectrum.


NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Top Five Sectors

Healthcare                19%
-----------------------------
Tax Obligation (Limited)  19%
-----------------------------
Housing (Single Family)   12%
-----------------------------
Tax Obligation (General)  11%
-----------------------------
U.S. Guaranteed           10%
-----------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed..64%
AA................... 7%
A....................15%
BBB/NR...............14%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

Q  What is your outlook for Nuveen Flagship Louisiana Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Louisiana, we believe that municipal bonds represent a very attractive option for investors searching for yield.

 * The Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper Louisiana Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and eight and four funds for the five- and 10-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

* * Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                       SEMIANNUAL REPORT  page 9

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                  $10.50       $10.50       $10.49       $10.51
-----------------------------------------------------------------------
Fund Symbol           FTLAX          N/A        FTLCX          N/A
-----------------------------------------------------------------------
CUSIP             67065P881    67065P873    67065P865    67065P857
-----------------------------------------------------------------------
Inception Date         9/89         2/97         2/94         2/97
-----------------------------------------------------------------------


Total Returns (Annualized)+

                  A Shares            B Shares        C Shares    R Shares
                 NAV    Offer       NAV     w/CDSC       NAV         NAV
1-Year         -5.01%   -8.99%    -5.64%    -9.25%     -5.53%      -4.73%
-------------------------------------------------------------------------------
1-Year TER*    -2.49%   -6.58%    -3.51%    -7.11%     -3.28%      -2.10%
-------------------------------------------------------------------------------
5-Year          7.17%    6.24%     6.47%     6.32%      6.58%       7.31%
-------------------------------------------------------------------------------
10-Year         6.95%    6.49%     6.47%     6.47%      6.37%       7.03%
-------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years.

   Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).


Tax-Free Yields

                              A Shares         B Shares    C Shares    R Shares
                             NAV     Offer        NAV         NAV         NAV
SEC 30-Day Yield            5.05%     4.83%      4.29%       4.49%       5.25%
--------------------------------------------------------------------------------
Taxable Equivalent Yield    7.65%     7.32%      6.50%       6.80%       7.95%


Monthly Tax-Free Dividends (Class A Shares)[SQUARE]

[BAR CHART APPEARS HERE]

Month       Amount
12/1998     $.0470
1/1999       .0470
2/1999       .0470
3/1999       .0470
4/1999       .0460
5/1999       .0460
6/1999       .0460
7/1999       .0460
8/1999       .0460
9/1999       .0460
10/1999      .0460
11/1999      .0460


Portfolio Statistics

Total Net Assets    $129.3 million
----------------------------------
Average Effective
Maturity               21.77 years
----------------------------------
Average Duration              9.86
----------------------------------

[SQUARE] The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0920 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


SEMIANNUAL REPORT  page 10

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the North Carolina fund for the six-month period ended November 30, 1999.


Q  How did North Carolina's economy and municipal market fare?

TOM The North Carolina economy continues to do well, experiencing its eighth consecutive year of expansion in 1999. The state has one of the nation's lowest unemployment rates at 3.2% as of November 30, 1999. Growth in the high-tech, financial services, real estate, service and agricultural sectors have offset contraction in the manufacturing, textile and furniture sectors.

     The state's ongoing economic strength translated into strong tax collections and municipal revenues and helped bolster the overall creditworthiness of the North Carolina municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November, 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.


Q How did Nuveen Flagship North Carolina Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship North Carolina Municipal Bond Fund generated a six-month total return on net asset value of -4.70%, compared to the -3.57% total return posted by the Lipper North Carolina Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -4.60%, 6.01% and 5.89%, respectively, compared to the Lipper peer group average annual total returns of -3.50%, 6.65%, 5.89% for the same time periods.*

     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. The fund's six-month taxable equivalent total return, for investors in a 36.5% combined federal and state income tax bracket, was -3.33%.**

     As of November 30, 1999, the fund's SEC 30-day yield was 4.90%. For investors in the combined 36.5% federal and state income tax bracket, that is equivalent to a yield of 7.72% on a taxable investment.


Q  What was your strategy amid this difficult market environment?

TOM We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar--in terms of credit quality, maturity and structure--bonds with higher prevailing interest rates. These swaps generated two benefits for the fund.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/--a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader. This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship North Carolina Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                      SEMIANNUAL REPORT  page 11

 "Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall."


  * The Lipper Peer Group returns represent the average annualized total return of the 40 funds in the Lipper North Carolina Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, 31 funds for the five-year period, and four funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

* * Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains. A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.

     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen Research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall.

     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.


NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Top Five Sectors

Housing (Single Family)  21%
----------------------------
Utilities                19%
----------------------------
Healthcare               17%
----------------------------
Tax Obligation (Limited) 13%
----------------------------
Basic Materials           9%
----------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


Q  What is your outlook for Nuveen Flagship North Carolina Municipal Bond Fund?

TOM As long as the yield spread remains wide and the economy remains sound, we believe that the lower- and non-rated segments of the market will continue to offer good value and help to maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.

     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.


NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed..29%
AA...................39%
A....................17%
BBB/NR...............15%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 12

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                  $ 9.65       $ 9.66       $ 9.64       $ 9.65
-----------------------------------------------------------------------
Fund Symbol           FLNCX          N/A        FCNCX          N/A
-----------------------------------------------------------------------
CUSIP             67065P840    67065P832    67065P824    67065P816
-----------------------------------------------------------------------
Inception Date         3/86         2/97        10/93         2/97
-----------------------------------------------------------------------


Total Returns (Annualized)+

                       A Shares            B Shares        C Shares    R Shares
                     NAV      Offer      NAV     w/CDSC       NAV         NAV
1-Year             -4.60%    -8.61%    -5.25%    -8.86%     -5.07%      -4.43%
------------------------------------------------------------------------------------
1-Year TER*        -1.86%    -5.98%    -2.97%    -6.57%     -2.66%      -1.59%
------------------------------------------------------------------------------------
5-Year              6.01%     5.11%     5.33%     5.17%      5.42%       6.11%
------------------------------------------------------------------------------------
Since Inception     5.89%     5.43%     5.42%     5.42%      5.29%       5.94%
------------------------------------------------------------------------------------

 + Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years.

   Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 * Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).


Tax-Free Yields

                               A Shares       B Shares    C Shares    R Shares
                             NAV     Offer      NAV         NAV         NAV
SEC 30-Day Yield            4.90%    4.70%      4.15%       4.35%      5.10%
------------------------------------------------------------------------------
Taxable Equivalent Yield    7.72%    7.40%      6.54%       6.85%      8.03%


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

Month       Amount
12/1998     $.0430
1/1999      $.0415
2/1999      $.0415
3/1999      $.0415
4/1999      $.0415
5/1999      $.0415
6/1999      $.0415
7/1999      $.0415
8/1999      $.0405
9/1999      $.0405
10/1999     $.0405
11/1999     $.0405


Portfolio Statistics

Total Net Assets    $196.6 million
----------------------------------
Average Effective
Maturity               22.07 years
----------------------------------
Average Duration              9.84
----------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                      SEMIANNUAL REPORT  page 13

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/--a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Tennessee Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Tennessee fund for the six-month period ended November 30, 1999.


Q  How did Tennessee's economy and municipal market fare?

TOM The state's economy is on firm ground, evidenced by an unemployment rate that is below the national average. As of November 30, 1999, Tennessee's unemployment figure stood at 3.6%, compared to 4.1% for the nation. Growth in manufacturing jobs, especially in the automobile industry, also has significantly outpaced the nation as a whole, although cutbacks in the apparel and textile industries have constrained overall economic growth in the state somewhat compared to the rest of the country.

     The state's ongoing economic strength translated into strong tax collections and municipal revenues and helped bolster the overall creditworthiness of the Tennessee municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.


Q How did Nuveen Flagship Tennessee Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship Tennessee Municipal Bond Fund generated a total return on net asset value of -4.06%, compared to the -3.19% total return posted by the Lipper Tennessee Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -4.11%, 6.30% and 6.11%, respectively, compared to the Lipper peer group average annual total returns of -2.85%, 6.69%, 6.05% for the same time periods.*

     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value.

     The fund's taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -2.75%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.94%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.60% on a taxable investment.


Q  What was your strategy amid this difficult market environment?

TOM We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar--in terms of credit quality, maturity and structure--bonds with higher prevailing interest rates. These swaps generated two benefits for the fund.


SEMIANNUAL REPORT  page 14

                       "Call protection helps to protect
                                   the fund's
                        income stream by allowing us the
            luxury of hanging onto higher-yielding bonds if interest
                                  rates fall."

 * The Lipper Peer Group returns represent the average annualized total return of the 18 funds in the Lipper Tennessee Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, 13 funds for the five-year period, and 2 funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains. A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.

     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen Research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     For example, we purchased bonds issued by the Chattanooga Housing (Tennessee Housing) Authority, AAA-rated by Standard & Poor's, paying a 6.375% coupon due 2039. At the time of purchase the yield represented about 58 basis points over the yields offered by higher investment grade bonds.

     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall.

     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.

Q What is your outlook for Nuveen Flagship Tennessee Municipal Bond Fund?

TOM   As long as the yield spread remains wide and the economy remains sound, we believe that the lower- and non-rated segments of the market will continue to offer good value and help to maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.

     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.


NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Top Five Sectors

Healthcare                18%
-----------------------------
U.S. Guaranteed           17%
-----------------------------
Housing (Single Family)   13%
-----------------------------
Tax Obligation (Limited)  10%
-----------------------------
Basic Materials            8%
-----------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]          AAA/U.S. Guaranteed..47%
                                  AA...................27%
                                  A....................12%
                                  BBB/NR...............14%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


                                                       SEMIANNUAL REPORT page 15

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND
Fund Spotlight as of November 30, 1999


Quick Facts
                                      A Shares    B Shares            C Shares    D Shares
NAV                                     $10.57      $10.58              $10.57      $10.56
------------------------------------------------------------------------------------------
Fund Symbol                              FTNTX       FTMBX               FTNCX         N/A
------------------------------------------------------------------------------------------
CUSIP                                67065P758   67065P741           67065P733   67065P725
------------------------------------------------------------------------------------------
Inception Date                           11/87        2/97               10/93        2/97
------------------------------------------------------------------------------------------

Total Returns (Annualized)+
                                      A Shares             B Shares       C Shares    R Shares
                                    NAV     Offer        NAV    w/CDSC       NAV         NAV
----------------------------------------------------------------------------------------------
1-Year                            -4.11%   -8.16%      -4.83%   -8.48%     -4.67%      -3.93%
----------------------------------------------------------------------------------------------
1-Year TER*                       -1.51%   -5.66%      -2.63%   -6.28%     -2.39%      -1.22%
----------------------------------------------------------------------------------------------
5-Year                             6.30%    5.39%       5.62%    5.46%      5.72%       6.39%
----------------------------------------------------------------------------------------------
10-Year                            6.11%    5.66%       5.63%    5.63%      5.52%       6.16%
----------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

Tax-Free Yields

                              A Shares     B Shares   C Shares   R Shares
                             NAV    Offer     NAV        NAV        NAV
SEC 30-Day Yield            4.94%   4.73%    4.18%      4.39%      5.14%
--------------------------------------------------------------------------
Taxable Equivalent Yield    7.60%   7.28%    6.43%      6.75%      7.91%

[BAR CHART APPEARS HERE]

Monthly Tax-Free Dividends (Class A Shares)

Month       Amount
12/1998     $.0460
1/1999       .0460
2/1999       .0460
3/1999       .0460
4/1999       .0455
5/1999       .0455
6/1999       .0455
7/1999       .0455
8/1999       .0455
9/1999       .0455
10/1999      .0455
11/1999      .0455

Portfolio Statistics

Total Net Assets            $297.9 million
------------------------------------------
Average Effective
Maturity                       19.66 years
------------------------------------------
Average Duration                      8.96
------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

SEMIANNUAL REPORT page 16

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Georgia Municipal Bond Fund
                        November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.6%

$ 1,500,000     Brunswick and Glynn County Development Authority, Revenue                   3/08 at 102         Baa2    $ 1,305,420
                  Refunding Bonds, Series 1998 (Georgia Pacific Corporation
                  Project), 5.550%, 3/01/26 (Alternative Minimum Tax)

  1,000,000     Savannah Economic Development Authority, Pollution Control                 No Opt. Call           A1      1,029,460
                  Revenue Refunding Bonds (Union Camp Corporation Project),
                  Series 1995, 6.150%, 3/01/17

    500,000     Wayne County Development Authority, Solid Waste Disposal Revenue            7/00 at 102         Baa2        515,380
                  Bonds (ITT Rayonier, Inc. Project), Series 1990, 8.000%, 7/01/15
                  (Alternative Minimum Tax)

  1,000,000     Wayne County (Georgia) Development Authority, Pollution Control             5/03 at 102          Baa      1,006,710
                  Revenue Refunding Bonds (ITT Rayonier Inc. Project), Series 1993,
                  6.100%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.3%

    500,000     White County Development Authority, Industrial Development                  6/02 at 102         BBB+        510,635
                Revenue Bonds (Springs Industries, Inc.), 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 3.5%

  2,500,000     Albany Dougherty Payroll Development Authority (Georgia), Solid            No Opt. Call           AA      2,180,825
                  Waste Disposal Revenue Bonds (The Procter and Gamble Paper
                  Products Company Project), 1999 Series, 5.200%, 5/15/28
                  (Alternative Minimum Tax)

  1,000,000     Development Auhority of Cartersville (Georgia), Water and                   5/02 at 102           A+      1,057,700
                  Wastewater Facilities Revenue Bonds, Series 1992
                  (Anheuser-Busch Project), 6.750%, 2/01/12 (Alternative
                  Minimum Tax)

  2,000,000     Development Authority of Cartersville (Georgia), Sewage                     5/07 at 101           A+      1,973,220
                  Facilities Refunding Revenue Bonds (Anheuser-Busch Project),
                  Series 1997, 6.125%, 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.8%

  1,000,000     Private Colleges and Universities Authority (Georgia), Revenue             No Opt. Call          AAA      1,097,500
                  Bonds (Mercer University Project), Series 1991, 6.500%, 11/01/15

  8,000,000     Private Colleges and Universities Authority (Georgia), Student              6/09 at 102            A      7,020,320
                  Housing Revenue Bonds (Mercer Housing Corporation Project),
                  Tax-Exempt Series 1999A, 5.375%, 6/01/31

    500,000     Private Colleges and Universities Authority (Georgia), Revenue              6/04 at 102           AAA       529,745
                  Refunding Bonds (Spelman College Project), Series 1994,
                  6.200%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.6%

  5,000,000     Baldwin County Hospital Authority (Georgia), Revenue Bonds                 12/08 at 102          BBB      4,121,800
                  (Oconee Regional Medical Center), Series 1998, 5.375%, 12/01/28

  500,000       Hospital Authority of Cherokee County, Georgia, Revenue                    12/00 at 102           AAA       522,645
                  Certificates, Tax Exempt Series 1990, 7.250%, 12/01/15

  1,000,000     Coffee County Hospital Authority (Georgia), Revenue Anticipation           12/06 at 102           N/R       983,650
                  Certificates (Coffee Regional Medical Center, Inc. Project),
                  Series 1997A, 6.750%, 12/01/16

                Development Authority of the City of Dalton (Georgia), Revenue
                Certificates (Hamilton Health Care System), Series 1996:
  2,000,000       5.500%, 8/15/26                                                          No Opt. Call          AAA      1,891,620
  2,000,000       5.250%, 8/15/26                                                           2/07 at 102          AAA      1,785,540

  1,000,000     Development Authority of the City of Dalton (Georgia), Revenue              2/08 at 101          Aaa        853,740
                Certificates (HLTC, Inc. Project), Series 1998, 5.000%, 8/15/28

  1,000,000     The Hospital Authority of Hall County and the City of                      10/05 at 102          AAA        998,130
                  Gainesville, Revenue Anticipation Certificates (Northeast
                  Georgia Healthcare Project), Series 1995, 6.000%, 10/01/20

  1,000,000     Hospital Authority of Gwinnett County, Georgia, Revenue                     9/07 at 101          AAA        890,750
                  Anticipation Certificates (Gwinnett Hospital System, Inc.
                  Project), Series 1997A, 5.250%, 9/01/27

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Georgia Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$ 2,250,000     Hospital Authority of the City of Royston (Georgia), Revenue                7/09 at 102          N/R   $  2,135,498
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc.
                 Project), Series 1999, 6.500%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 15.6%

                The Housing Authority of the City of Atlanta, Georgia, Multifamily
                Housing Revenue Bonds (The Village at Castleberry Hill Project), GNMA
                Collateralized Series 1999:
  2,000,000      5.300%, 2/20/29 (Alternative Minimum Tax)                                  2/09 at 102          AAA      1,770,460
  5,000,000      5.400%, 2/20/39 (Alternative Minimum Tax)                                  2/09 at 102          AAA      4,413,150

  1,840,000     Housing Authority of the City of Augusta, Georgia, Mortgage                 5/05 at 102           Aa      1,898,770
                 Revenue Refunding Bonds, Series 1995A (FHA-Insured Mortgage Loan -
                 River Glen Apartments Section 8 Assisted Project), 6.500%, 5/01/27

  1,000,000     Housing Authority of the County of DeKalb, Georgia, Multifamily             1/05 at 102          AAA      1,057,840
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments
                 Project), Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

  3,470,000     Housing Authority of the County of DeKalb, Georgia, Multifamily             1/06 at 102            A      3,535,167
                 Housing Revenue Bonds (Regency Woods I and II Project), Senior
                 Series 1996A, 6.500%, 1/01/26

  4,000,000     Housing Authority of Fulton County, Georgia, Multifamily Housing            7/06 at 102          AAA      4,334,920
                 Revenue Bonds (Concorde Place Apartments Project), Series 1996A,
                 6.375%, 1/01/27 (Alternative Minimum Tax)

  4,715,000     Housing Authority of the City of Lawrenceville, Georgia,                    6/07 at 102          AAA      4,847,303
                 Multifamily Housing Revenue Bonds (Knollwood Park Apartments Project),
                 Series 1997, 6.250%, 12/01/29 (Alternative Minimum Tax)

  1,295,000     Housing Authority of the City of Macon, Georgia, Multifamily               10/04 at 102          Aaa      1,333,733
                 Mortgage Revenue Refunding Bonds, Series 1994A (FHA-Insured Mortgage
                 Loan - The Vistas), 6.450%, 4/01/26
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.6%

                Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue
                Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:
    310,000      6.550%, 3/01/18 (Alternative Minimum Tax)                                  3/05 at 102          AAA        317,676
    105,000      6.600%, 3/01/28 (Alternative Minimum Tax)                                  3/05 at 102          AAA        108,773

                Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue
                Refunding Bonds (GNMA Mortgage-Backed Securities Program), Series 1996A:
    415,000      6.125%, 9/01/18 (Alternative Minimum Tax)                                  9/06 at 102          AAA        416,208
    655,000      6.200%, 9/01/27 (Alternative Minimum Tax)                                  9/06 at 102          AAA        654,404

  1,215,000     Georgia Housing and Finance Authority, Single Family Mortgage               6/04 at 102          AAA      1,244,682
                 Bonds, 1994 Series A (FHA-Insured or VA Guaranteed Mortgage Loans),
                 6.500%, 12/01/17 (Alternative Minimum Tax)

  1,000,000     Georgia Housing and Finance Authority, Single Family Mortgage               3/05 at 102          AAA      1,021,950
                 Bonds, 1995 Series A Subseries A-2, 6.400%, 12/01/15 (Alternative
                 Minimum Tax)

  2,500,000     Georgia Housing and Finance Authority, Single Family Mortgage               6/05 at 102          AAA      2,565,400
                 Bonds, 1995 Series B Subseries B-2, 6.550%, 12/01/27
                 (Alternative Minimum Tax)

  3,355,000     Georgia Housing and Finance Authority, Single Family Mortgage               6/06 at 102          AAA      3,416,430
                 Bonds, 1996 Series A Subseries A-2, 6.450%, 12/01/27
                 (Alternative Minimum Tax)

    130,000     Georgia Residential Finance Authority, Home Ownership Mortgage             12/99 at 103          AA+        133,173
                 Bonds, 1989 Series D (Conventional Mortgage Loans), 7.800%,
                 6/01/21 (Alternative Minimum Tax)

    205,000     Georgia Residential Finance Authority, Home Ownership Mortgage             12/00 at 103          AA+        210,695
                 Bonds, 1990 Series A (FHA-Insured or VA Guaranteed Mortgage
                 Loans), 7.750%, 6/01/18 (Alternative Minimum Tax)

  1,115,000     Georgia Residential Finance Authority, Home Ownership Mortgage             12/01 at 103          AA+      1,151,182
                 Bonds, 1991 Series A (FHA-Insured or VA Guaranteed Mortgage
                 Loans), 7.250%, 12/01/21 (Alternative Minimum Tax)

     55,000     Georgia Residential Finance Authority, Single Family Mortgage              12/99 at 102          AA+         56,187
                 Bonds, 1988 Series B (FHA-Insured or VA Guaranteed Mortgage
                 Loans), 8.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.9%

  3,810,000     Peach County School District (Georgia), General Obligation School           2/05 at 102          AAA      4,162,920
                 Bonds, Series 1994, 6.400%, 2/01/19

  1,500,000     Washington County School District (Georgia), General Obligation             1/05 at 102          AAA      1,668,600
                 School Bonds, Series 1994, 6.875%, 1/01/14



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 22.2%

$   570,000     Development Authority of Burke County (Georgia) Industrial                  2/01 at 102            A     $  594,852
                 Development Revenue Bonds (Georgia Safe Corporation Project),
                 Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

  1,150,000     Burke County Economic Development Authority, Georgia, Revenue              12/02 at 102            A      1,225,866
                 Bonds (Ritz Intrument Transformers, Inc. Project), Series
                 1991A, 7.250%, 12/01/11 (Alternative Minimum Tax)

  1,750,000     Association County Commissioners of Georgia, Leasing Program               12/04 at 102          AAA      1,906,940
                 (Butts County, Georgia, Public Purpose Project), Series 1994,
                 Certificates of Participation, 6.750%, 12/01/14

  1,000,000     The Hospital Authority of Clarke County, Georgia, Hospital Revenue          1/07 at 100          AAA        857,980
                 Certificates (Athens Regional Medical Center Project), Series 1996,
                 5.000%, 1/01/27

  6,000,000     The Hospital Authority of Clarke County, Georgia, Hospital Revenue          1/09 at 101          AAA      5,327,760
                 Certificates (Athens Regional Medical Center Project), Series 1999,
                 5.250%, 1/01/29

  1,215,000     Clayton County Solid Waste Management Authority (Georgia), Revenue          2/02 at 102           AA      1,273,113
                 Bonds, Series 1992A, 6.500%, 2/01/12

  3,000,000     Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia),               10/19 at 100          AAA      2,918,790
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26

  1,000,000     Downtown Smyrna Development Authority (Georgia), Revenue Bonds,             2/05 at 102          AAA      1,101,710
                 Series 1994, 6.600%, 2/01/17

  2,765,000     Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax          No Opt. Call          AA-      2,947,601
                 Revenue Bonds, Refunding Series N, 6.250%, 7/01/18

    500,000     Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax          No Opt. Call          AAA        527,115
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

    125,000     Puerto Rico Infrastructure Finance Authority, Special Tax Revenue           1/00 at 101         BBB+        126,594
                 Bonds, Series 1988A, 7.750%, 7/01/08

  7,000,000     Rockdale County Water and Sewerage Authority (Georgia), Revenue             1/10 at 101          AAA      6,428,870
                 Bonds, Series 1999A, 5.375%, 7/01/29

  7,055,000     Upper Oconee Basin Water Authority (Georgia), Revenue Bonds,                7/08 at 102          AAA      6,367,279
                 Series 1997, 5.250%, 7/01/27

  1,250,000     Hospital Authority of Ware County (Georgia), Revenue Anticipation           3/02 at 102          AAA      1,309,950
                 Certificates, Series 1992A (Satilla Park Hospital), 6.625%, 3/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.7%

  1,000,000     City of Atlanta, Georgia, Airport Facilities Revenue Refunding              1/07 at 101          AAA      1,006,170
                 Bonds, Series 1996, 5.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.3%

                Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial Medical
                Center, Inc., Savannah, Georgia), Series 1990A:
    100,000      7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                  1/01 at 102          AAA        104,855
  1,130,000      7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                  1/01 at 102          AAA      1,184,862

    505,000     Cherokee County Water and Sewerage Authority (Georgia), Revenue            No Opt. Call          AAA        654,455
                 Bonds, Series 1985, 9.750%, 8/01/09

    500,000     Hospital Authority of Colquitt County, Georgia, Hospital Revenue            3/02 at 102          AAA        533,785
                 Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded to 3/01/02)

  1,000,000     City of Conyers (Georgia), Water and Sewerage Revenue Bonds,                7/04 at 102          AAA      1,083,030
                 Series 1994A, 6.600%, 7/01/15

    800,000     Downtown Marietta Development Authority (Georgia), Revenue Bonds,           1/02 at 102          Aaa        850,032
                 Series 1992, 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

                Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
                Baptist Health Care System Project), Series 1992A:
  3,000,000      6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                  9/02 at 102      Baa1***      3,182,910
  2,600,000      6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                  9/02 at 102      Baa1***      2,766,842

  2,250,000     Fulco Hospital Authority, Refunding Revenue Anticipation                    9/02 at 102      Baa1***      2,394,383
                 Certificates (Georgia Baptist Health Care System Project),
                 Series 1992B, 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

    500,000     City of Gainesville, Georgia, Water and Sewer Revenue Bonds,               11/00 at 102          AAA        524,850
                 Series 1990B, 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

  1,650,000     Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax           7/04 at 102          AAA      1,831,500
                 Revenue Bonds, Second Indenture Series, Series 1994A, 6.900%,
                 7/01/20 (Pre-refunded to 7/01/04)

                   Portfolio of Investments (Unaudited)
                   Nuveen Flagship Georgia Municipal Bond Fund (continued) November 30, 1999


   Principal                                                                               Optional Call                      Market
      Amount    Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,015,000    Peach County, School District (Georgia), General Obligation                 2/05 at 102          AAA   $  1,104,411
                 School Bonds, Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)

     500,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation           3/01 at 102          AAA        513,860
                 Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.8%

   1,800,000    Development Authority of Appling County (Georgia), Pollution                1/04 at 101          AAA      1,945,926
                 Control Revenue Bonds (Oglethorpe Power Corporation - Hatch
                 Project), Series 1994, 7.150%, 1/01/21

   1,500,000    Municipal Electric Authority of Georgia, General Power                      1/15 at 100            A      1,577,265
                 Revenue Bonds, 1992B Series, 6.375%, 1/01/16

                Municipal Electric Authority of Georgia, Power Revenue Bonds,
                Series Z:
   1,000,000     5.500%, 1/01/12                                                            1/10 at 100          AAA      1,016,290
   1,000,000     5.500%, 1/01/20                                                           No Opt. Call          AAA        980,190

                Development Authority of Monroe County (Georgia), Pollution Control Revenue
                Bonds (Oglethorpe Power Corporation - Scherer Project), Series 1992A:
     500,000     6.750%, 1/01/10                                                           No Opt. Call            A        550,915
   1,000,000     6.800%, 1/01/12                                                           No Opt. Call            A      1,109,970

   1,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/04 at 100         BBB+      1,188,637
                 Series T, 5.500%, 7/01/20

   4,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                 No Opt. Call          AAA      1,654,875
                 Series O, 0.000%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.5%

   6,000,000    City of Atlanta (Georgia), Water and Wastewater Revenue                     5/09 at 101          AAA      5,025,960
                 Bonds, Series 1999A, 5.000%, 11/01/38

                City of Brunswick, Georgia, Water and Sewerage Revenue Refunding and
                Improvement Bonds, Series 1992:
     500,000     6.000%, 10/01/11                                                          No Opt. Call          AAA        537,505
     400,000     6.100%, 10/01/19                                                          No Opt. Call          AAA        417,126

   2,000,000    Cherokee County Water and Sewerage Authority, Water and                    No Opt. Call          AAA      1,924,340
                 Sewerage Revenue Refunding and Improvements Bonds, Series
                 1993, 5.500%, 8/01/23

   6,000,000    De Kalb County, Georgia, Water and Sewerage Revenue Bonds,                 10/09 at 101           AA      5,177,700
                 Series 1999, 5.000%, 10/01/28

   1,000,000    City of Milledgeville (Georgia), Water and Sewerage Revenue                No Opt. Call          AAA      1,045,180
                 and Refunding Bonds, Series 1996, 6.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
$154,320,000    Total Investments - (cost $149,337,848) - 99.4%                                                         147,532,155
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        952,214
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $148,484,369
                ====================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Flagship Louisiana Municipal Bond Fund
November  30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 5.7%

$ 1,000,000     Parish of DeSoto, Louisiana, Environmental Improvement Revenue              6/05 at 102           A3    $ 1,011,790
                  Refunding Bonds, 1995 Series B (International Paper Company
                  Project),  6.550%, 4/01/19 (Alternative Minimum Tax)

  1,250,000     Parish of DeSoto, Louisiana, Environmental Improvement Revenue             11/08 at 101           A3      1,107,988
                  Bonds, 1998 Series A (International Paper Company Project),
                  5.600%, 11/01/22 (Alternative Minimum Tax)

  3,000,000     Parish of Natchitoches, State of Lousiana, Solid Waste Disposal            12/03 at 102           A-      2,754,960
                  Revenue Bonds (Willamette Industries Project), Series 1993,
                  5.875%, 12/01/23 (Alternative Minimum Tax)

  1,500,000     Parish of St. Charles, State of Louisiana, Pollution Control               11/02 at 102          BBB      1,577,400
                  Revenue Bonds (Union Carbide Corporation), Series 1992,
                  7.350%, 11/01/22 (Alternative Minimum Tax)

  1,000,000     Parish of St. John the Baptist, State of Louisiana, Environmental          12/08 at 101         Baa2        908,490
                  Improvement Revenue Bonds (USX Corporation Project), Refunding
                  Series of 1998, 5.350%, 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.6%

    750,000     Louisiana Public Facilities Authority, College and University               4/00 at 102           A+        766,785
                  Equipment and Capital Facilities Revenue Refunding Bonds
                  (Loyola University Project), Series 1989A, 7.250%, 10/01/09

    380,000     Louisiana Public Facilities Authority, College and University               4/02 at 102           A+        403,397
                  Equipment and Capital Facilities Revenue Refunding Bonds
                  (Loyola University Project), Series 1992, 6.750%, 4/01/10

  1,000,000     Louisiana Public Facilities Authority, Revenue Bonds (Tulane               12/07 at 102          AAA        944,710
                  University of Louisiana), Series 1997, 5.600%, 12/15/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding                9/07 at 102          AAA        896,900
                  Bonds (Xavier University of Lousiana Project), Series 1997,
                  5.250%, 9/01/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding                2/08 at 102          AAA        856,350
                  Bonds (Dillard University Project), Series 1998, 5.000%, 2/01/28

    960,000     Board of Supervisors of Louisiana State University and                     10/08 at 102          AAA        816,874
                  Agricultural and Mechanical College, Revenue and Refunding
                  Bonds (University of New Orleans Project), Series 1998,
                  5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
                Energy - 4.7%

  1,000,000     Lake Charles, Louisiana, Harbor and Terminal District, Port                12/02 at 102          BBB      1,048,430
                  Facilities Refunding Revenue Bonds, Series 1992 (Occidental
                  Petroleum Corporation Project),  7.200%, 12/01/20

    500,000     Louisiana Offshore Terminal Authority, Deepwater Port Refunding             9/01 at 102            A        528,225
                  Revenue Bonds, First Stage Series 1991B (LOOP Inc. Project),
                  7.200%, 9/01/08

    475,000     Louisiana Offshore Terminal Authority, Deepwater Port Refunding             9/00 at 102            A        494,219
                  Revenue Bonds, First Stage Series E (LOOP Inc. Project),
                  7.600%, 9/01/10

  1,000,000     Louisiana Offshore Terminal Authority, Deepwater Port Refunding            10/08 at 100            A        900,460
                  Revenue Bonds, Series 1998 (LOOP Inc. Project),  5.200%, 10/01/18

  3,150,000     Parish of St. Bernard, State of Louisiana, Exempt Facility                 11/06 at 102           AA      3,077,204
                  Revenue Bonds (Mobil Oil Corporation Project), Series 1996,
                  5.900%, 11/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 19.0%

  1,000,000     Jefferson Parish Hospital District No. 1, State of Louisiana,               1/09 at 101          AAA        867,740
                  Fixed Rate Hospital Revenue Bonds (West Jefferson Medical Center),
                  Series 1998A,  5.000%, 1/01/21

  3,000,000     Jefferson Parish Hospital Service District No. 2, State of                  7/09 at 101          AAA      2,533,920
                  Louisiana, Hospital Revenue Bonds, Series 1998, 5.000%, 7/01/28

  1,000,000     Louisiana Public Facilities Authority, Hospital Revenue and                 7/07 at 101          AAA        915,210
                  Refunding Bonds (Woman's Hospital Foundation Project),
                  Series 1997,  5.375%, 10/01/22

  1,000,000     Louisiana Public Facilities Authority Hospital Revenue Bonds               No Opt. Call          AAA        971,910
                  (Franciscan Missionaries of Our Lady Health System Project),
                  Series 1998A,  5.750%, 7/01/25

  5,000,000     Louisiana Public Facilities Authority, Hospital Revenue and                 1/08 at 102         BBB+      4,139,000
                  Refunding Bonds (Lincoln Health System Project), Series 1998,
                  5.150%, 1/01/19

Portfolio of Investments (Unaudited)
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 2,300,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                 8/09 at 101        BBB+   $  1,984,118
                 (Touro Infirmary Project), Series 1999A, 5.625%, 8/15/29

  1,325,000    Louisiana Public Facilities Authority, Revenue Bonds, Series                  5/02 at 102         AAA      1,363,809
                 1992-B (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

  3,400,000    Louisiana Public Facilities Authority, Health Facilities Revenue             No Opt. Call         AA+      3,084,786
                 Refunding Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
                 Series 1993A, 5.000%, 6/01/19

  2,500,000    Louisiana Public Facilities Authority, Revenue Bonds (General                11/04 at 102         AAA      2,546,350
                 Health, Inc. Project), Series 1994, 6.375%, 11/01/24

    500,000    Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird               1/05 at 102         AAA        505,815
                 Perkins Cancer Center Project), Series 1994, 6.200%, 1/01/19

  2,180,000    St. Tammany Parish Hospital Service District No. 2, State of                 10/04 at 102         AAA      2,309,448
                 Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14

    885,000    Hospital Service District No. 1 of the Parish of Tangipahoa, State            2/04 at 102         AAA        892,779
                 of Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%, 2/01/24

  2,570,000    Hospital Service District No. 1 of the Parish of Terrebonne, State            4/08 at 102         AAA      2,316,470
                 of Louisiana, Hospital Revenue and Refunding Bonds (Terrebonne
                 General Medical Center Project), Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.6%

    750,000    Lake Charles, Louisiana, Non-Profit Housing Development                       4/00 at 100         AAA        750,780
                 Corporation, Mortgage Revenue Refunding Bonds, Series 1990A
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Chateau
                 Project), 7.875%, 2/15/25

    735,000    Louisiana Public Facilities Authority, Revenue Bonds (Walmsley                6/03 at 103         AAA        773,661
                 Housing Corporation), Series 1989A, 7.500%, 6/01/21

    500,000    Louisiana Public Facilities Authority, Multifamily Housing                   11/01 at 102          AA        524,125
                 Revenue Bonds (VOA National Housing Corporation Projects), Series
                 1991, 7.750%, 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 11.9%

    940,000    East Baton Rouge Mortgage Finance Authority, Single Family                    8/00 at 102         Aaa        964,496
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

  2,235,000    East Baton Rouge Mortgage Finance Authority, Single Family                   10/07 at 102         Aaa      2,145,756
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1997D, 5.900%, 10/01/30
                 (Alternative Minimum Tax)

  2,800,000    East Baton Rouge Mortgage Finance Authority, Single Family                   10/08 at 101         Aaa      2,504,628
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1998C-1, 5.200%, 10/01/23

    255,000    Louisiana Housing Finance Agency, Single Family Mortgage Revenue              6/05 at 102         Aaa        260,750
                 Bonds, Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax-Exempt Bonds, Single Family
               Mortgage Revenue Bonds, Series 1997B-2:
    975,000      5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        929,039
  1,390,000      5.500%, 12/01/22                                                            6/07 at 102         Aaa      1,297,343

  1,500,000    Louisiana Housing Finance Agency, Tax-Exempt Bonds, Single Family            12/07 at 101         Aaa      1,304,460
                 Mortgage Revenue Bonds (Home Ownership Program), Series 1998B-2,
                 5.250%, 6/01/29 (Alternative Minimum Tax)

    450,000    New Orleans Home Mortgage Authority, Single Family Mortgage                   1/00 at 102         Aaa        459,329
                 Revenue Bonds, Series 1988-C1, 7.750%, 12/01/22 (Alternative
                 Minimum Tax)

  1,000,000    New Orleans Home Mortgage Authority, Single Family Mortgage                  12/06 at 102         Aaa      1,000,000
                 Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative
                 Minimum Tax)

  1,000,000    New Orleans Louisiana Home Mortgage Authority, Single Family                 12/07 at 102         Aaa        946,800
                 Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30
                 (Alternative Minimum Tax)

  1,000,000    New Orleans Home Mortgage Authority, Single Family Mortgage                  12/08 at 101         Aaa        884,070
                 Revenue Refunding Bonds, Series 1998B-2,  5.200%, 12/01/21
                 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

               Rapides Finance Authority (Louisiana), Single Family Mortgage
               Revenue Refunding Bonds (GNMA and Fannie Mae Mortgage-Backed
               Securities Program), Series 1998B:
$   800,000      5.350%, 6/01/26                                                             6/08 at 102         Aaa     $  726,512
  2,000,000      5.450%, 12/01/30 (Alternative Minimum Tax)                                  6/08 at 102         Aaa      1,779,500

    129,153    St. Bernard Parish Home Mortgage Authority, Single Family                    No Opt. Call          A1        135,911
                 Mortgage Revenue Refunding Bonds, 1991 Series A, 8.000%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 3.8%

  3,000,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                9/05 at 103         AAA      3,117,000
                 Collateralized Mortgage Loan - St. Dominic Assisted Care Facility),
                 Series 1995, 6.950%, 9/01/36

  1,740,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                1/04 at 101         AAA      1,818,944
                 Collateralized Mortgage Loan - Villa Maria Retirement Center Project),
                 Series 1993, 7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.7%

    500,000    State of Louisiana, General Obligation Bonds, Series 1993-B,                 No Opt. Call         AAA        510,980
                 5.625%, 8/01/13

               City of New Orleans, Louisiana, General Obligation Refunding
               Bonds, Series 1991:
  2,000,000      0.000%, 9/01/10                                                            No Opt. Call         AAA      1,125,360
  5,785,000      0.000%, 9/01/16                                                            No Opt. Call         AAA      2,159,251

  3,000,000    Parishwide School District of the Parish of Orleans, State of                 3/06 at 100         AAA      2,641,470
                 Louisiana, General Obligation School Bonds, Series 1996,
                 5.000%, 9/01/20

  1,000,000    Parishwide School District of the Parish of Orleans, State of                 3/08 at 100         Aaa        889,340
                 Louisiana, General Obligation School Bonds, Series 1998A,
                 5.125%, 9/01/22

 13,875,000    Orleans Parish School Board, Public School Refunding Bonds,                  No Opt. Call         AAA      5,659,335
                 Series 1991, 0.000%, 2/01/15

  1,000,000    East Ouachita School District of the Parish of Ouachita, State                3/09 at 100         AAA        867,820
                 of Louisiana, General Obligation School Bonds, Series 1999,
                 5.000%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 18.6%

  1,000,000    Jefferson Sales Tax District, Parish of Jefferson, State of                  12/02 at 100         AAA      1,064,710
                 Louisiana, Special Sales Tax Revenue Bonds, Series 1991B,
                 6.750%, 12/01/06

  1,000,000    City of Lafayette, State of Louisiana, Public Improvement Sales               3/07 at 101         AAA        869,250
                 Tax Bonds, Series 1998A, 5.000%, 5/01/22

  3,000,000    City of Lafayette, State of Louisiana, Public Improvement Sales           3/09 at 101 1/2         AAA      2,862,420
                 Tax Bonds, Series 1999B, 5.625%, 3/01/24

  3,000,000    Louisiana Local Government Environmental Facilities and                      No Opt. Call         AAA      2,507,340
                 Community Development Authority, Revenue Bonds (Capital Projects
                 and Equipment Acquisition Program), Series 1999, 4.500%, 12/01/18

  1,000,000    Office Facilities Corporation, Louisiana Lease Revenue Bonds                  3/09 at 101         AAA        927,330
                 (Louisiana State Capitol Complex Program), Series 1999A,
                 5.250%, 3/01/18

  1,870,000    Louisiana Stadium and Exposition District, Hotel Occupancy Tax                7/09 at 102         AAA      1,576,092
                 Refunding Bonds, Series 1998B, 4.750%, 7/01/21

  1,500,000    Office Facilities Corporation (A Louisiana Non Profit                        12/01 at 103        BBB+      1,600,140
                 Corporation), Capital Facilities Bonds (Statewide Lease/Purchase
                 Program), Series 1990,  7.750%, 12/01/10

               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series Y of 1996:
  6,150,000      5.500%, 7/01/36                                                             7/16 at 100           A      5,675,651
  1,550,000      5.000%, 7/01/36                                                             7/16 at 100           A      1,304,573

  2,995,000    City of Shreveport, State of Louisiana, Certificates of                      10/09 at 102         AAA      2,725,929
                 Indebtedness, Series 1998-A, 5.000%, 10/01/16

  3,000,000    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101        BBB-      2,991,300
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.8%

    505,000    New Orleans Aviation Board, Revenue Bonds, Series 1997B-1,                   10/07 at 102         AAA        459,808
                 5.450%, 10/01/27 (Alternative Minimum Tax)

  2,100,000    City of Shreveport, State of Louisiana, Airport System Revenue                1/08 at 102         AAA      1,888,677
                 Bonds, Series 1997A, 5.375%, 1/01/28 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.4%

$    715,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding           No Opt. Call         AAA   $    832,217
                  Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                  8.000%, 5/15/12

   1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds               10/02 at 102       A3***      1,223,258
                  (Woman's Hospital Foundation Project), Series 1992, 7.250%, 10/01/22
                  (Pre-refunded to 10/01/02)

                Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                (Lafayette General Medical Center Project), Series 1992:
   1,000,000      6.400%, 10/01/12 (Pre-refunded to 10/01/02)                               10/02 at 102         AAA      1,069,690
   2,000,000      6.500%, 10/01/22 (Pre-refunded to 10/01/02)                               10/02 at 102         AAA      2,144,660

  10,000,000    Louisiana Public Facilities Authority, Revenue Bonds, Custodial             No Opt. Call         AAA      2,988,700
                  Receipts, Series 1990B, 0.000%, 12/01/19

   2,000,000    City of New Orleans Audubon Park Commission, Aquarium Revenue                4/02 at 102      N/R***      2,187,800
                  Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

   1,400,000    Ouachita Parish (Louisiana), Hospital Service District No. 1                 7/01 at 102        A***      1,490,846
                  Revenue Bonds (Glenwood Regional Medical Center), Series 1991,
                  7.500%, 7/01/21 (Pre-refunded to 7/01/01)

     250,000    Shreveport Home Mortgage Authority, Single Family Mortgage                  No Opt. Call         Aaa        270,945
                  Revenue Bonds, Series 1979A, 6.750%, 9/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.2%

   3,000,000    Lake Charles Harbor and Terminal District (Louisiana), Port                  8/02 at 103          A3      3,277,710
                  Facilities Revenue Refunding Bonds, Series 1992 (Trunkline LNG
                  Company Project), Panhandle Eastern Corporation, 7.750%, 8/15/22

   1,000,000    Parish of St. Charles, Louisiana, Enviromental Improvement                  11/02 at 102         BBB        946,890
                  Revenue Bonds (Louisiana Power and Light Company Project), Series
                  1993A,  6.200%, 5/01/23 (Alternative Minimum Tax)

   1,000,000    Parish of St. Charles, Lousiana, Enviromental Revenue Bonds                 11/00 at 102        BBB-        966,160
                  (Louisiana Power and Light Company Project), Series 1995, 6.375%,
                  11/01/25 (Alternative Minimum Tax)

   1,500,000    Parish of St. Charles, Louisiana, Solid Waste Disposal Revenue              12/02 at 102         BBB      1,557,450
                  Bonds (Louisiana Power and Light Company Project), Series 1992A,
                  7.000%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.2%

   1,500,000    Louisiana Public Facilities Authority, Revenue Bonds, Series                 2/03 at 101          AA      1,564,362
                  1992, Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$151,144,153    Total Investments - (cost $128,427,194) - 97.2%                                                         125,676,105
============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.8%

$  1,000,000    Louisiana Offshore Terminal Authority, Variable Rate Demand                                   VMIG-1      1,000,000
                  Bonds, 3.600%, 9/01/06+
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      2,599,656
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $129,275,761
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Flagship North Carolina Municipal Bond Fund
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 8.7%

 $1,400,000    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102         Baa1    $1,356,348
                 Financing Authority (North Carolina), Environmental Improvement
                 Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.250%, 9/01/25 (Alternative Minimum Tax)

  4,000,000    The Haywood County Industrial Facilities and Pollution Control               10/03 at 102         Baa1     3,568,680
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project) Series 1993,
                 5.500%, 10/01/18 (Alternative Minimum Tax)

  3,100,000    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102         Baa1     2,928,105
                 Financing Authority (North Carolina), Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20

  1,900,000    Martin County Industrial Facilities and Pollution Control                     9/01 at 103            A     2,009,193
                 Financing Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser
                 Company Project), Series 1991, 7.250%, 9/01/14 (Alternative Minimum Tax)

  6,000,000    Martin County Industrial Facilities and Pollution Control Financing           5/04 at 102            A     6,203,880
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1994, 6.800%, 5/01/24 (Alternative Minimum Tax)

  1,000,000    Martin County Industrial Facilities and Pollution Control Financing          11/05 at 102            A       956,950
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1995, 6.000%, 11/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.8%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds
               (High Point College Project), Series 1989:
    165,000      7.050%, 12/01/05                                                           12/99 at 102          A3        168,632
    175,000      7.100%, 12/01/06                                                           12/99 at 102          A3        178,859

  4,220,000    North Carolina Educational Facilities Finance Agency, Refunding              10/06 at 102         AA+      3,854,126
                 Revenue Bonds (Duke University Project), Series 1996B, 5.000%, 10/01/17

  1,000,000    North Carolina State Education Assistance Authority, Guaranteed Student       7/05 at 102           A      1,008,620
                 Loan Revenue Bonds, 1995 Series A (Subordinate Lien), 6.300%, 7/01/15
                 (Alternative Minimum Tax)

    295,000    University of North Carolina at Chapel Hill, Student Fee Revenue Bonds,       6/01 at 102         AAA        312,384
                 Series 1991 (Student Recreation Center), 7.000%, 6/01/08

               University of North Carolina at Chapel Hill, Utilities System Revenue
               Refunding Bonds, Series 1997:
  4,000,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,628,000
  4,265,000      0.000%, 8/01/18                                                            No Opt. Call          AA      1,417,046
  2,750,000      0.000%, 8/01/20                                                            No Opt. Call          AA        800,635
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.6%

  1,100,000    New Hanover County Industrial Facilities and Pollution Control                7/02 at 102         BBB      1,125,982
                 Financing Authority, Revenue Refunding Bonds (Occidental Petroleum
                 Corporation Project), Series 1992, 6.700%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 16.9%

  5,500,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health         1/06 at 102          AA      5,314,540
                 Care System Revenue Refunding Bonds, Series A, 5.875%, 1/15/26

  6,000,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health         1/07 at 102          AA      5,238,480
                 Care System Revenue Bonds, Series 1997A, 5.125%, 1/15/22

  4,000,000    County of Cumberland, North Carolina, Hospital Facility Revenue Bonds        10/09 at 101          A-      3,374,360
                 (Cumberland County Hospital System, Inc.), Series 1999, 5.250%,
                 10/01/29

Portfolio of Investments (Unaudited)
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 4,500,000    North Carolina Medical Care Commission, Health Care Facilities                6/08 at 101          AA   $  3,636,315
                 Revenue Bonds (Duke University Health System), Series 1998A,
                 4.750%, 6/01/28

               North Carolina Medical Care Commission, Health Care Facilities Revenue
               Bonds (Scotland Memorial Hospital Project), Series 1999:
    625,000      5.500%, 10/01/19                                                           10/08 at 102          AA        581,794
  1,200,000      5.500%, 10/01/29                                                           10/08 at 102          AA      1,084,068

  1,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                2/02 at 102        Baa3      1,079,220
                 (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

  2,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/08 at 101         AAA      1,743,000
                 (Mission-St. Joseph's Health System), Series 1998, 5.125%, 10/01/28

  3,500,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                6/09 at 102           A      3,469,725
                 (Southeastern Regional Medical Center), Series 1999, 6.250%, 6/01/29

  2,500,000    Northern Hospital District, Surry County, North Carolina, Health             10/01 at 102        BBB-      2,571,350
                 Care Facilities Revenue Refunding Bonds, Series 1991, 7.875%, 10/01/21

  5,750,000    Board of Governors of the University of North Carolina,                       2/06 at 102          AA      5,103,815
                 University of North Carolina Hospitals at Chapel Hill, Revenue Bonds,
                 Series 1996, 5.250%, 2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.0%

  1,340,000    Housing Authority of the City of Asheville (North Carolina),                 11/07 at 102         AAA      1,249,711
                 Multifamily Housing Revenue Bonds (GNMA-Collateralized - Woodridge
                 Apartments), Series 1997, 5.750%, 11/20/29 (Alternative Minimum Tax)

    620,000    North Carolina Housing Finance Agency, Multifamily Revenue Refunding          7/02 at 102          AA        650,014
                 Bonds (1992 Refunding Bond Resolution), Series B, 6.900%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 20.8%

    515,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/01 at 102          AA        532,654
                 Series O (1985 Resolution), 7.600%, 3/01/21 (Alternative Minimum Tax)

  7,300,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          7/09 at 100          AA      6,758,048
                 Series 5-A (1998 Trust Agreement), 5.625%, 7/01/30 (Alternative
                 Minimum Tax)

               North Carolina Housing Finance Agency, Single Family Revenue Bonds,
               Series Y (1985 Resolution):
  1,975,000      6.300%, 9/01/15                                                             9/04 at 102          AA      2,028,207
  1,815,000      6.350%, 3/01/18                                                             9/04 at 102          AA      1,862,789

  3,280,000    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/09 at 100          AA      3,283,050
                 Bonds, Series 6-A (1998 Trust Agreement), 6.200%, 1/01/29 (WI)

  1,865,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      1,904,687
                 Series BB (1985 Resolution), 6.500%, 9/01/26 (Alternative Minimum Tax)

  3,360,000    North Carolina Housing Finance Agency, Single Family Revenue Bond,            3/05 at 102          AA      3,379,051
                 Series DD (1985 Resolution), 6.200%, 9/01/27 (Alternative Minimum Tax)

  4,360,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/06 at 102          AA      4,387,424
                 Series LL (1985 Resolution), 6.200%, 3/01/26 (Alternative Minimum Tax)

  5,550,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,
                 Series RR (1985 Resolution), 5.850%, 9/01/28 (Alternative Minimum Tax)  3/07 at 101 1/2          AA      5,331,885

  1,635,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/08 at 101          AA      1,619,484
                 Series VV (1985 Resolution), 5.250%, 3/01/17 (Alternative Minimum Tax)

  2,500,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          7/08 at 101          AA      2,222,000
                 Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26 (Alternative
                 Minimum Tax)

  4,370,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 101          AA      3,796,787
                 Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26 (Alternative
                 Minimum Tax)

  4,000,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 100          AA      3,583,280
                 Series 4-A (1998 Trust Agreement), 5.300%, 7/01/26 (Alternative
                 Minimum Tax)

    480,000    Winston Salem, North Carolina, Single Family Mortgage Revenue Bonds,          9/00 at 102          A1        491,251
                 Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.7%

$ 1,400,000    Gaston County Industrial Facilities and Pollution Control                    11/01 at 103         N/R   $  1,472,996
                 Financing Authority, Industrial Development Revenue Bonds,
                 Series 1985 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 13.5%

    500,000    City of Asheville, North Carolina, Certificates of Participation,             2/02 at 102          A1        526,010
                 Series 1992, 6.500%, 2/01/08

  1,000,000    City of Asheville, North Carolina, Certificates of Participation,             6/07 at 101         AAA        916,170
                 Series 1997A, 5.125%, 6/01/18

  3,445,000    City of Charlotte, North Carolina, General Obligation Water and               4/05 at 102         AAA      3,291,284
                 Sewer Bonds, Series 1995A, 5.400%, 4/01/20

    600,000    City of Durham, North Carolina, Certificates of Participation,                6/05 at 102          AA        606,354
                 Series 1995, 5.800%, 6/01/15

               County of Harnett, North Carolina, Certificates of Participation,
               Series 1994 (Harnett County Projects):
  1,000,000      6.200%, 12/01/06                                                           12/04 at 102         AAA      1,075,860
  1,750,000      6.200%, 12/01/09                                                           12/04 at 102         AAA      1,863,418
    500,000      6.400%, 12/01/14                                                           12/04 at 102         AAA        537,305

               County of Pitt, North Carolina, Certificates of Participation
               (Pitt County Public Facilities Project), Series 1997A:
  1,250,000      5.550%, 4/01/12                                                             4/07 at 102         AAA      1,270,375
  1,000,000      5.850%, 4/01/17                                                             4/07 at 102         AAA      1,006,700

               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series Y of 1996:
 10,000,000      5.500%, 7/01/36                                                             7/16 at 100           A      9,228,700
  2,000,000      5.500%, 7/01/36                                                             7/16 at 100         AAA      1,879,320

    555,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             1/00 at 101        BBB+        562,076
                 Bonds, Series 1988A, 7.750%, 7/01/08

  1,000,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A        957,940
                 Series L Guaranteed by the Commonwealth of Puerto Rico, 5.500%, 7/01/21

               Town of Ramseur, North Carolina, General Obligation Water Refunding Bonds,
               Series 1997:
    120,000      5.750%, 6/01/18                                                             6/07 at 102         N/R        114,548
    125,000      5.750%, 6/01/19                                                             6/07 at 102         N/R        118,348
    125,000      5.750%, 6/01/20                                                             6/07 at 102         N/R        117,351
    130,000      5.750%, 6/01/21                                                             6/07 at 102         N/R        121,107
    105,000      5.750%, 6/01/22                                                             6/07 at 102         N/R         97,591

    715,000    County of Stokes, North Carolina, Certificates of Participation,              3/01 at 102         AAA        750,864
                 Series 1991, 7.000%, 3/01/06

  1,410,000    County of Union, North Carolina, Certificates of Participation,               4/03 at 102         AAA      1,493,726
                 Series 1992, 6.375%, 4/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.4%

  6,000,000    City of Charlotte, North Carolina, Airport Revenue Bonds, Series              7/09 at 101         AAA      5,941,320
                 1999B, 6.000%, 7/01/28 (Alternative Minimum Tax) (WI)

    710,000    Piedmont Triad Airport Authority (North Carolina), Airport                    7/09 at 101         AAA        706,131
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 7.4%

    135,000    Asheville Housing Development Corporation, First Lien Revenue                11/09 at 100      N/R***        169,892
                 Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

  1,500,000    County of Buncombe, North Carolina, Certificates of Participation            12/02 at 102      Aa3***      1,619,475
                 (1992 Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to
                 12/01/02)

  1,900,000    Craven Regional Medical Authority (North Carolina), Insured Health           10/00 at 102         AAA      1,987,115
                 Care Facilities Revenue Bonds, Series 1990, 7.200%, 10/01/19
                 (Pre-refunded to 10/01/00)

    705,000    City of Durham, North Carolina, Certificates of Participation                 9/00 at 102       Aa***        735,780
                 (1990 Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

  1,000,000    City of Durham, North Carolina, Certificates of Participation,               12/01 at 102      Aa3***      1,066,000
                 Series 1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

Portfolio of Investments (Unaudited)
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   995,000    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA   $  1,087,008
                 Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

     55,000    North Carolina Medical Care Commission, Hospital Revenue                     No Opt. Call         AAA         61,756
                 Bonds (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

               North Carolina Medical Care Commission, Hospital Revenue Bonds (Halifax
               Memorial Hospital Project), Series 1992:
  1,275,000      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,368,343
  1,000,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,073,210

  3,400,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/00 at 102       AA***      3,579,248
                 (Community General Hospital Of Thomasville), Series 1990, 8.100%,
                 10/01/15 (Pre-refunded to 10/01/00)

    700,000    County of Pender, North Carolina, Certificates of                             6/01 at 102     Baa1***        748,314
                 Participation, Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

  1,000,000    County of Pitt, North Carolina, Certificates of Participation,                4/00 at 102         AAA      1,029,650
                 6.900%, 4/01/08 (Pre-refunded to 4/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 19.3%

               Coastal Regional Solid Waste Management Authority (North Carolina),
               Solid Waste System Revenue Bonds, Series 1992:
  1,000,000      6.300%, 6/01/04                                                             6/02 at 102           A      1,061,890
  1,000,000      6.500%, 6/01/08                                                             6/02 at 102           A      1,066,580

  2,000,000    City of Concord, North Carolina, Utilities Systems Revenue                   12/08 at 101         AAA      1,825,820
                 Bonds, Series 1998A, 5.000%, 12/01/17

  1,845,000    City of Fayetteville, North Carolina, Public Works Commission                 3/05 at 102         AAA      1,752,916
                 Revenue Bonds, Series 1995A, 5.250%, 3/01/16

  5,900,000    City of Fayetteville, North Carolina, Public Works Commission                 3/07 at 101         AAA      5,262,092
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24

  1,500,000    City of Gastonia, North Carolina, Combined Utilities System                   5/08 at 102         AAA      1,337,310
                 Revenue Bonds, Series 1998, 4.750%, 5/01/15

  2,000,000    City of Greenville, North Carolina, Greenville Utilities                      9/04 at 102          A+      2,028,000
                 Commission, Combined Enterprise System Revenue Bonds, Series
                 1994, 6.000%, 9/01/16

  5,300,000    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA      5,426,405
                 Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/18

  2,400,000    North Carolina Eastern Municipal Power Agency, Power System                   1/08 at 101         AAA      2,200,080
                 Revenue Bonds, Refunding Series 1997A, 5.375%, 1/01/24

  5,000,000    North Carolina Eastern Municipal Power Agency, Power System                   1/10 at 101         BBB      5,022,850
                 Revenue Bonds, Series 1999D, 6.750%, 1/01/26

  5,665,000    North Carolina Municipal Power Agency, Number 1 Catawba                       1/10 at 101        BBB+      5,651,971
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20

  5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/08 at 101 1/2        BBB+      4,509,435
                 Series DD, 5.000%, 7/01/28

    870,000    City of Shelby, North Carolina, Combined Enterprise System                    5/05 at 102          A-        830,119
                 Revenue Bonds, Series 1995A, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.7%

  1,000,000    County of Dare, North Carolina, Utilities System Revenue                      6/08 at 102         AAA        840,040
                 Bonds, Series 1998A, 4.750%, 6/01/24

  3,400,000    City of Greensboro, North Carolina, Combined Enterprise                       6/05 at 102         AA-      3,211,708
                 System Revenue Bonds, Series 1995A, 5.375%, 6/01/19

  2,500,000    City of Raleigh, North Carolina, Combined Enterprise System                   3/09 at 101         AA+      2,101,725
                 Revenue Bonds, Series 1999, 4.750%, 3/01/24

    750,000    City of Winston-Salem, North Carolina, Water and Sewer System                 6/05 at 102         AA+        754,785
                 Revenue Bonds, Series 1995B, 5.600%, 6/01/14



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$    406,337    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate           No Opt. Call          N/R    $   401,254
                Interest Certificates,
                  5.500%, 12/01/03
-----------------------------------------------------------------------------------------------------------------------------------
$213,801,337    Total Investments - (cost $203,017,342) - 100.8%                                                        198,260,694
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.8)%                                                                   (1,661,828)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $196,598,866
                ===================================================================================================================

* Optional Call Provisions Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings:  Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                     Portfolio of Investments (Unaudited)
                     Nuveen Flagship Tennessee Municipal Bond Fund November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 7.9%

$ 3,000,000    The Industrial Development Board of the City of Chattanooga (Tennessee),      7/03 at 103         AA-   $  3,072,210
                 Pollution Control Revenue Bonds, Series 1982 A (E.I. du Pont de
                 Nemours and Company), 6.350%, 7/01/22

 12,000,000    The Industrial Development Board of Humphreys County, Tennessee,              5/04 at 102         AA-     12,541,920
                 Solid Waste Disposal Facility Bonds (E.I. du Pont de Nemours and
                 Company Project), 6.700%, 5/01/24 (Alternative Minimum Tax)

  2,500,000    The Industrial Development Board of the County of McMinn Pollution Control    3/01 at 102        Baa1      2,590,875
                 Facilities Revenue Bonds, Series 1991 (Calhoun Newsprint Company Project
                 - Bowater Incorporated Obligor), 7.625%, 3/01/16 (Alternative Minimum Tax)

  4,950,000    The Industrial Development Board of the County of McMinn (Tennessee),        12/02 at 102        Baa1      5,272,740
                 Solid Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                 Newsprint Company Project - Bowater Incorporated Obligor), 7.400%,
                 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.4%

  7,000,000    The Industrial Development Board of Maury County, Tennessee,                  9/04 at 102           A      7,092,400
                 Multi-Modal Interchangeable Rate Pollution Control Refunding Revenue
                 Bonds (Saturn Corporation Project), Series 1994, 6.500%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.8%

  6,750,000    The Industrial Development Board of Loudon County (Tennessee), Solid Waste    2/03 at 102          AA      6,759,585
                 Disposal Revenue Bonds (Kimberly-Clark Corporation Project), Series 1993,
                 6.200%, 2/01/23 (Alternative Minimum Tax)

    250,000    Memphis, Shelby County, Tennessee, Industrial Development                    No Opt. Call          A1        260,218
                 Board, Industrial Development Revenue Bonds (Colonial Baking
                 Company - Memphis Project), Series 1981, 9.500%, 4/01/01

  1,245,000    Industrial Development Board of the City of South Fulton,                    10/05 at 102          A3      1,243,020
                 Tennessee, Industrial Development Revenue Bonds (Tyson
                 Foods, Inc. Project), Series 1995, 6.400%, 10/01/20
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.3%

  3,705,000    Tennessee State School Bond Authority, Higher Educational                 5/02 at 101 1/2         AAA      3,913,629
                 Facilities Bonds, 1992 Series A, 6.250%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 18.1%

  3,060,000    Blount County, Tennessee, Hospital Revenue Improvement Bonds,                 7/08 at 100        Baa1      2,568,839
                 Series 1998B, 5.125%, 7/01/19

  4,000,000    The Health, Educational and Housing Facility Board of the                     6/08 at 101          A-      3,322,760
                 City of Chattanooga, Tennessee, Hospital Improvement and
                 Refunding Revenue Bonds, Series 1998 (Siskin Hospital for
                 Physical Rehabilitation, Inc. Project), 5.250%, 6/01/28

  1,550,000    The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      1,568,600
                 Tennessee, Hospital Refunding Revenue Bonds, Series 1993
                 (Cookeville General Hospital Project), 5.750%, 10/01/10

  7,350,000    The City of Jackson, Tennessee, Hospital Revenue Refunding                    4/05 at 102         AAA      7,230,857
                 and Improvement Bonds, Series 1995 (Jackson-Madison County
                 General Hospital Project), 5.625%, 4/01/15

  2,090,000    The Health and Educational Facilities Board of Johnson City,                  7/01 at 102         AAA      2,198,074
                 Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series
                 1991 (Johnson City Medical Center Hospital), 6.750%, 7/01/16

               The Health and Educational Facilities Board of Johnson City, Tennessee,
               Hospital Revenue Refunding and Improvement Bonds, Series 1998C
               (Johnson City Medical Center Hospital):
  5,000,000      5.125%, 7/01/25                                                             1/09 at 101         AAA      4,381,100
  5,000,000      5.250%, 7/01/28                                                             1/09 at 101         AAA      4,439,100

               The Health, Educational and Housing Facilities Board of the County
               of Knox (Tennessee), Hospital Revenue Bonds, Series 1993A (Fort
               Sanders Alliance Obligated Group):
  1,000,000      6.250%, 1/01/13                                                            No Opt. Call         AAA      1,068,780
  3,000,000      5.250%, 1/01/15                                                            No Opt. Call         AAA      2,862,990



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$16,000,000     The Health, Educational, and Housing Facilities Board of the                4/09 at 101         Baa1    $14,080,000
                  County of Knox, Revenue Bonds, Series 1999 (University Health
                  System, Inc.), 5.625%, 4/01/29

  1,250,000     The Health and Educational Facilites Board of the Metropolitan             11/05 at 102          AAA      1,194,100
                  Government of Nashville and Davidson County, Tennessee, Hospital
                  Revenue Bonds, Series 1995 (Adventist Health System/Sunbelt
                  Obligated Group), 5.750%, 11/15/25

  2,395,000     The Health and Educational Facilities Board of the Metropolitan            11/01 at 102          AAA      2,546,196
                  Government of Nashville and Davidson County, Tennessee, Hospital
                  Revenue Bonds, Series 1991 (Adventist Health System - Sunbelt, Inc.),
                  7.000%, 11/15/16

  4,000,000     Shelby County, Tennessee, Health Educational and Housing                    8/05 at 100          AAA      3,777,160
                  Facility Board, Hospital Revenue Refunding Bonds, Methodist
                  Health System Inc., Series 1995, 5.250%, 8/01/15

  2,500,000     Sumner County, Tennessee, Health Educational and Housing                   11/04 at 102           A-      2,706,600
                  Facilities Board, Revenue Refunding Bonds, Sumner Regional Health
                  System Inc., Series 1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.3%

  1,200,000     The Health, Educational and Housing Facility Board of the City              7/03 at 102          Aaa      1,208,976
                  of Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding
                  Bonds, Series 1993A (Windridge Apartments - FHA-Insured Mortgage),
                  5.950%, 7/01/14

                The Health, Educational and Housing Facility Board of the City of
                Chattanooga, Tennessee, Housing Revenue Bonds (GNMA Collateralized
                - Rainbow Creek Apartments Project), Series 1999:
    500,000       6.125%, 11/20/19 (Alternative Minimum Tax) (WI)                          11/09 at 102          AAA        497,140
  3,955,000       6.375%, 11/20/39 (Alternative Minimum Tax) (WI)                          11/09 at 102          AAA      3,926,564

  3,500,000     The Industrial Development Board of the City of Franklin                   10/06 at 102          AAA      3,467,415
                  (Tennessee), Multifamily Housing Revenue Refunding Bonds (The
                  Landings Apartments Project), Senior Series 1996A, 6.000%, 10/01/26

                Metropolitan Government of Nashville and Davidson County, Tennessee, Health
                and Educational Facilities Board, Housing Mortgage Revenue Bonds (Herman
                Street), Series 1992:
    250,000       7.000%, 6/01/17                                                           6/02 at 103          AAA        263,275
    495,000       7.250%, 6/01/32                                                           6/02 at 103          AAA        523,294
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 13.4%

    210,000     County of Hamilton, Tennessee, Single Family Mortgage Revenue               9/00 at 102          AAA        215,809
                  Bonds (Home Purchase and Rehabilitation Program), Series 1990,
                  8.000%, 9/01/23 (Alternative Minimum Tax)

  6,000,000     Tennessee Housing Development Agency, Homeownership Program                 7/06 at 102           AA      6,100,620
                  Bonds, Issue 4A, 6.375%, 7/01/22 (Alternative Minimum Tax)

    990,000     Tennessee Housing Development Agency, Homeownership Program                 7/07 at 102           AA        984,357
                  Bonds, Issue 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)

    120,000     Tennessee Housing Development Agency, Homeownership Program                 7/01 at 102           AA        121,484
                  Bonds, Issue U, 7.400%, 7/01/16

  3,900,000     Tennessee Housing Development Agency, Homeownership Program                 7/01 at 102           AA      3,974,919
                  Bonds, Issue T, 7.375%, 7/01/23 (Alternative Minimum Tax)

  2,655,000     Tennessee Housing Development Agency, Homeownership Program                 7/02 at 102           AA      2,722,862
                  Bonds, Issue WR, 6.800%, 7/01/17

                Tennessee Housing Development Agency, Homeownership Program Bonds,
                Issue 1998-2:
  4,000,000       5.350%, 7/01/23 (Alternative Minimum Tax)                                 1/09 at 101           AA      3,575,840
 10,145,000       5.375%, 7/01/29 (Alternative Minimum Tax)                                 1/09 at 101           AA      8,978,832

  7,700,000     Tennessee Housing Development Agency, Homeownership Program                 1/09 at 101           AA      6,908,902
                  Bonds, Issue 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative
                  Minimum Tax)

  5,500,000     Tennessee Housing Development Agency, Homeownership Program                 1/09 at 101           AA      5,411,450
                  Bonds, Issue 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)

  1,000,000     Tennessee Housing Development Agency, Mortgage Finance Program              7/04 at 102           A+      1,029,700
                  Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.2%

  2,925,000     The Health and Educational Facilities Board of the Metropolitan             2/08 at 102           AA      2,651,893
                  Government of Nashville and Davidson County, Tennessee, Multi-Modal
                  Interchangeable Rate Health Facility Revenue Bonds (Richland Place,
                  Inc. Project), Series 1993, 5.500%, 5/01/23

Portfolio of Investments (Unaudited)

November 30, 1999



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care (continued)

$ 4,700,000     The Health and Educational Facilities Board of the Metropolitan             7/08 at 102          N/R    $ 3,914,865
                Government of Nashville and Davidson County, Tennessee, Revenue
                Refunding Bonds, Series 1998 (The Blakford at Green Hills),
                5.650%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.5%

  1,000,000     Hamilton County, Tennessee, General Obligation Bonds, Series                2/05 at 102          Aa2      1,084,850
                1995, 6.250%, 2/01/20

  4,000,000     Metropolitan Government of Nashville and Davidson County                    5/07 at 102           AA      3,544,160
                (Tennessee), General Obligation Refunding Bonds, Series 1997,
                5.125%, 5/15/25

  8,000,000     Metropolitan Government of Nashville and Davidson County                    5/06 at 101           AA      7,980,400
                (Tennessee), General Obligation Public Improvement Bonds,
                Series 1996, 5.875%, 5/15/21

    750,000     Shelby County, Tennessee, General Obligation Refunding Bonds,               4/05 at 101          AA+        754,298
                1995 Series A, 5.625%, 4/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 9.8%

  1,000,000     The Industrial Development Board of the City of Fayetteville and            5/08 at 100          Aaa        900,010
                Lincoln County, Tennessee, Hospital Facility Lease Revenue and
                Tax Bonds, Series 1998, 5.300%, 5/01/28

                The Health and Educational Facilities Board of the Metropolitan
                Government of Nashville and Davidson County (Tennessee), Revenue
                Refunding and Improvement Bonds (Meharry Medical College Project),
                Series 1996:
  1,000,000       6.000%, 12/01/19                                                         12/17 at 100          AAA      1,025,290
  4,000,000       5.000%, 12/01/24                                                          6/09 at 100          AAA      3,450,680

  5,000,000     The Sports Authority of the Metropolitan Government of Nashville            7/06 at 101          AAA      4,863,750
                and Davidson County (Tennessee), Public Improvement Revenue Bonds
                (Stadium Project), Series 1996, 5.750%, 7/01/26

  6,275,000     Puerto Rico Highway and Transportation Authority, Highway                   7/16 at 100            A      5,791,009
                Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

    500,000     Puerto Rico Highway and Transportation Authority, Highway                  No Opt. Call          AAA        501,275
                Revenue Bonds, Series W, 5.500%, 7/01/15

 13,300,000     Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,           No Opt. Call            A     12,740,602
                Series L Guaranteed by the Commonwealth of Puerto Rico, 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.9%

                Memphis-Shelby County Airport Authority (Tennessee), Airport Revenue Bonds,
                Series 1999D:
  4,000,000       6.000%, 3/01/24 (Alternative Minimum Tax)                                 3/10 at 101          AAA      3,946,760
  1,640,000       6.125%, 3/01/25 (Alternative Minimum Tax)                                 3/10 at 101          AAA      1,641,132

  5,545,000     Memphis-Shelby County Airport Authority (Tennessee), Special                9/01 at 103          BBB      5,910,305
                Facilities Revenue Bonds, Series 1984 (Federal Express Corporation),
                7.875%, 9/01/09

  4,100,000     Memphis-Shelby County Airport Authority (Tennessee), Special                9/02 at 102          BBB      4,317,751
                Facilities Revenue Refunding Bonds, Series 1992 (Federal Express
                Corporation), 6.750%, 9/01/12

                Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
                Revenue Refunding Bonds, Series 1991C:
    145,000       6.625%, 7/01/07                                                           7/01 at 102          AAA        152,476
  4,385,000       6.600%, 7/01/15                                                           7/01 at 102          AAA      4,598,023
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 17.1%

  1,000,000     City of Chattanooga, Tennessee, General Obligation Bonds, Series            5/00 at 102        AA***      1,033,350
                1990, Various Purpose, 7.250%, 5/01/12 (Pre-refunded to 5/01/00)

  1,930,000     The Health, Educational and Housing Facility Board of the City              9/01 at 102          AAA      2,041,361
                of Chattanooga, Tennessee, Hospital Revenue Bonds, Series 1991A
                (Memorial Hospital Project), 6.600%, 9/01/12 (Pre-refunded to 9/01/01)

                City of Clarksville, Tennessee, Hospital Revenue Refunding and Improvement
                Bonds, Series 1993 (Clarksville Memorial Hospital Project):
  1,000,000       6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                 7/03 at 102      Baa1***      1,068,690
  1,775,000       6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                 7/03 at 102      Baa1***      1,896,925
  1,250,000       6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                 7/03 at 102      Baa1***      1,340,963



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$ 1,125,000     Eastside Utility District of Hamilton County, Tennessee, Water             11/01 at 102         A***    $ 1,197,990
                  System Revenue Bonds, Series 1992, 6.750%, 11/01/11
                  (Pre-refunded to 11/01/01)

  1,455,000     Gladeville Utility District of Wilson County, Tennessee,                   10/00 at 100          AAA      1,496,133
                  Waterworks Revenue Bonds, Series 1990, 7.400%, 10/01/10
                  (Pre-refunded to 10/01/00)

  5,000,000     Johnson City, Tennessee, School Sales Tax Revenue and Unlimited             5/06 at 100          AAA      5,523,650
                  Tax Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

  3,065,000     The Health, Educational and Housing Facilities Board of the                 1/00 at 102          AAA      3,134,116
                  County of Knox (Tennessee), Hospital Revenue Bonds, Series 1990C
                  (Fort Sanders Alliance Obligated Group), 7.000%, 1/01/15
                  (Pre-refunded to 1/01/00)

 41,570,000     The Health and Educational Facilities Board of the Metropolitan            No Opt. Call          Aaa     10,538,826
                  Government of Nashville and Davidson County (Tennessee), Revenue
                  Bonds, Series 1988 (Volunteer Healthcare), Subordinate
                  Lien, 0.000%, 6/01/21

  1,165,000     The Health and Educational Facilities Board of the Metropolitan            10/07 at 105       N/R***      1,471,453
                  Government of Nashville and Davidson County (Tennessee), Revenue
                  Bonds, Series 1992A (Mur-Ci Homes Inc. Project), 9.000%, 10/01/22
                  (Pre-refunded to 10/01/07)

  2,500,000     The Public Building Authority of the City of Mt. Juliet, Tennessee,         2/04 at 110          AAA      3,006,200
                  Revenue Bonds (Utility District Loan Program), Series B, Madison
                  Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

  1,500,000     Northeast Knox, Tennessee, Utility District Water Revenue                   1/00 at 102          AAA      1,533,840
                  Bonds, 7.000%, 1/01/20 (Pre-refunded to 1/01/00)

    250,000     Shelby County, Tennessee, General Obligation Refunding Bonds,               4/05 at 101       AA+***        262,435
                  1995 Series A, 5.625%, 4/01/14 (Pre-refunded to 4/01/05)

  4,000,000     The Health, Educational and Housing Facilities Board of the                 2/00 at 102          AAA      4,106,520
                  County of Sullivan, Tennessee, Hospital Revenue Bonds, Series
                  1990 (Holston Valley Health Care, Inc.), 7.250%, 2/15/20
                  (Pre-refunded to 2/15/00)

                Tennessee State Local Development Authority, State Loan
                Program, Series A:
  1,325,000       7.000%, 3/01/12 (Pre-refunded to 3/01/01)                                 3/01 at 102        AA***      1,394,006
  1,175,000       7.000%, 3/01/21 (Pre-refunded to 3/01/01)                                 3/01 at 102        AA***      1,236,194

  2,660,000     Tennessee State Local Development Authority, Community Provider            10/02 at 102         A***      2,877,056
                  Loan Program, 7.000%, 10/01/21 (Pre-refunded to 10/01/02)

  2,300,000     The White House Utility District of Robertson and Sumner                    1/02 at 102          AAA      2,434,113
                  Counties, Tennessee, Water Revenue Refunding and Improvement
                  Bonds, Series 1992B, 6.375%, 1/01/22 (Pre-refunded to 1/01/02)

                Wilson County, Tennessee, Series 1994 Certificates of Participation
                (Wilson County Educational Facilities Corporation):
  1,500,000       6.125%, 6/30/10 (Pre-refunded to 6/30/04)                                 6/04 at 102        A2***      1,611,720
  1,500,000       6.250%, 6/30/15 (Pre-refunded to 6/30/04)                                 6/04 at 102        A2***      1,619,370
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.6%

  1,520,000     City of Clarksville, Tennessee, Water, Sewer and Gas Revenue               No Opt. Call          AAA        588,073
                  Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16

                City of Jackson, Tennessee, Electric System Revenue Bonds,
                Series E:
    315,000       6.300%, 8/01/09                                                           8/00 at 102           A1        325,943
    335,000       6.300%, 8/01/10                                                           8/00 at 102           A1        346,638
    355,000       6.300%, 8/01/11                                                           8/00 at 102           A1        367,333
    380,000       6.300%, 8/01/12                                                           8/00 at 102           A1        393,201

  3,000,000     City of Jackson, Tennessee, Gas System Revenue Bonds, Series                4/07 at 100          AAA      2,719,710
                  1997, 5.000%, 4/15/18

  4,475,000     Lawrenceburg, Tennessee, Electric Revenue Bonds, Series 1996,               7/09 at 100          AAA      4,204,665
                  5.500%, 7/01/26

                Metropolitan Government of Nashville and Davidson County, Tennessee,
                Electric Revenue Bonds, Series 1996A:
  7,800,000       0.000%, 5/15/11                                                          No Opt. Call          AAA      4,193,514
  8,500,000       0.000%, 5/15/12                                                          No Opt. Call          AAA      4,276,775

          Portfolio of Investments (Unaudited)
          Nuveen Flagship Tennessee Municipal Bond Fund (continued) November 30, 1999



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

                The Metropolitan Government of Nashville and Davidson County (Tennessee),
                Electric System Revenue Bonds, 1998 Series A:
$ 11,000,000      0.000%, 5/15/19                                                          No Opt. Call          AAA   $  3,390,970
   1,000,000      5.200%, 5/15/23                                                           5/08 at 102           AA        897,990

   1,000,000    The Middle Tennessee Utility District of Cannon, Cumberland, Dekalb,       10/02 at 102          AAA      1,067,400
                  Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                  Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.1%

   4,445,000    City of Knoxville, Tennessee, Waste Water System Refunding                  4/07 at 101           AA      3,967,740
                  and Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000    Madison, Tennessee, Suburban Utility District, Water                        2/08 at 100          AAA      2,687,490
                  Revenue Refunding Bonds, Series 1995, 5.000%, 2/01/19

   1,000,000    Milcrofton Utility District of Williamson County,                           2/06 at 102          N/R        947,740
                  Tennessee, Waterworks Revenue Refunding Bonds,
                  Series 1996 (Junior Lien), 6.000%, 2/01/24

   1,500,000    Wilson County Water and Wastewater Authority, Waterworks                    3/08 at 102         Baa1      1,509,539
                  Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
$352,650,000    Total Investments - (cost $302,228,594) - 100.4%                                                        299,082,353
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.4)%                                                                   (1,145,107)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $297,937,246
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.


Statement of Net Assets (Unaudited)
November 30, 1999


                                                                                                         Georgia          Louisiana
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                       $147,532,155       $125,676,105
Temporary investments in short-term municipal securities, at amortized cost, which approximates
  market value (note 1)                                                                                       --          1,000,000
Cash                                                                                                          --                 --
Receivables:
 Interest                                                                                              3,120,452          2,265,402
 Investments sold                                                                                      2,837,100          2,100,000
 Shares sold                                                                                             117,063             54,836
Other assets                                                                                             181,139            117,432
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                 153,787,909        131,213,775
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                         4,770,606            520,800
Payables:
 Investments purchased                                                                                        --                 --
 Shares redeemed                                                                                         155,324          1,110,868
Accrued expenses:
 Management fees (note 6)                                                                                 67,299             58,493
 12b-1 distribution and service fees (notes 1 and 6)                                                      41,800             42,542
 Other                                                                                                    21,269             17,347
Dividends payable                                                                                        247,242            187,964
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                              5,303,540          1,938,014
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                 $148,484,369       $129,275,761
====================================================================================================================================
Class A Shares (note 1)
Net assets                                                                                          $114,140,062       $ 86,414,606
Shares outstanding                                                                                    11,091,948          8,227,207
Net asset value and redemption price per share                                                      $      10.29       $      10.50
Offering price per share (net asset value per share plus maximum sales charge of 4.20%
  of offering price)                                                                                $      10.74       $      10.96
====================================================================================================================================
Class B Shares (note 1)
Net assets                                                                                          $ 12,497,353       $ 19,524,083
Shares outstanding                                                                                     1,212,888          1,859,332
Net asset value, offering and redemption price per share                                            $      10.30       $      10.50
====================================================================================================================================
Class C Shares (note 1)
Net assets                                                                                          $ 21,411,313       $ 21,099,906
Shares outstanding                                                                                     2,084,910          2,011,395
Net asset value, offering and redemption price per share                                            $      10.27       $      10.49
====================================================================================================================================
Class R Shares (note 1)
Net assets                                                                                          $    435,641       $  2,237,166
Shares outstanding                                                                                        42,460            212,957
Net asset value, offering and redemption price per share                                            $      10.26       $      10.51
====================================================================================================================================


                                 See accompanying notes to financial statements.

November 30, 1999

                                                                                                  North Carolina          Tennessee
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                       $198,260,694       $299,082,353
Temporary investments in short-term municipal securities, at amortized cost, which approximates
 market value (note 1)                                                                                        --                 --
Cash                                                                                                   5,195,860                 --
Receivables:
 Interest                                                                                              3,316,420          5,041,849
 Investments sold                                                                                         81,554                 --
 Shares sold                                                                                              17,498              1,920
Other assets                                                                                             218,444            300,034
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                 207,090,470        304,426,156
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                --            672,049
Payables:
 Investments purchased                                                                                 9,295,632          4,470,709
 Shares redeemed                                                                                         549,413            558,418
Accrued expenses:
 Management fees (note 6)                                                                                 88,346            133,047
 12b-1 distribution and service fees (notes 1 and 6)                                                      47,462             68,963
 Other                                                                                                   103,170             15,596
Dividends payable                                                                                        407,581            570,128
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                             10,491,604          6,488,910
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                 $196,598,866       $297,937,246
====================================================================================================================================
Class A Shares (note 1)
Net assets                                                                                          $165,774,206       $258,403,241
Shares outstanding                                                                                    17,181,242         24,440,527
Net asset value and redemption price per share                                                      $       9.65       $      10.57
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of
 offering price)                                                                                    $      10.07       $      11.03
====================================================================================================================================
Class B Shares (note 1)
Net assets                                                                                          $ 11,762,330       $ 12,969,159
Shares outstanding                                                                                     1,217,486          1,225,592
Net asset value, offering and redemption price per share                                            $       9.66       $      10.58
====================================================================================================================================
Class C Shares (note 1)
Net assets                                                                                          $ 17,720,488       $ 26,060,246
Shares outstanding                                                                                     1,838,988          2,464,373
Net asset value, offering and redemption price per share                                            $       9.64       $      10.57
====================================================================================================================================
Class R Shares (note 1)
Net assets                                                                                          $  1,341,842       $    504,600
Shares outstanding                                                                                       139,029             47,775
Net asset value, offering and redemption price per share                                            $       9.65       $      10.56
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1999

                                                                  Georgia        Louisiana      North  Carolina      Tennessee
------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                   $  4,653,343     $  4,027,607         $  6,018,333   $  9,266,011
------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                          427,717          373,434              558,832        837,329
12b-1 service fees - Class A (notes 1 and 6)                      120,980           92,422              174,359        269,523
12b-1 distribution and service fees - Class B (notes 1 and 6)      57,978           94,237               52,840         60,806
12b-1 distribution and service fees - Class C (notes 1 and 6)      85,002           80,418               68,191        102,025
Shareholders' servicing agent fees and expenses                    33,495           25,187               59,298         73,711
Custodian's fees and expenses                                      33,570           32,856               32,159         60,419
Trustees' fees and expenses (note 6)                                1,834            2,032                2,218          4,126
Professional fees                                                   1,011              960                6,167          4,006
Shareholders' reports - printing and mailing expenses              20,451           10,525               22,966         17,978
Federal and state registration fees                                 6,057            4,831                3,138            969
Other expenses                                                      3,138            3,322                7,998          6,924
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
reimbursement                                                     791,233          720,224              988,166      1,437,816
  Custodian fee credit (note 1)                                        --          (11,736)              (2,624)       (17,769)
  Expense reimbursement (note 6)                                   (6,667)         (16,608)                  --             --
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      784,566          691,880              985,542      1,420,047
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           3,868,777        3,335,727            5,032,791      7,845,964
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions          (1,154,820)      (1,176,134)          (1,240,611)      (434,215)
Net change in unrealized appreciation or depreciation
  of investments                                               (9,798,525)      (9,804,374)         (13,906,774)   (20,511,333)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                              (10,953,345)     (10,980,508)         (15,147,385)   (20,945,548)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        $ (7,084,568)    $ (7,644,781)        $(10,114,594)  $(13,099,584)
==============================================================================================================================


                                                                               See accompanying notes to financial statements.

37

Statement of Changes in Net Assets (Unaudited)

                                                                             Georgia                         Louisiana
                                                                 -------------------------------   -------------------------------
                                                                 Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                         11/30/99        5/31/99           11/30/99        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  3,868,777   $  7,291,338       $  3,335,727   $  5,932,274
Net realized gain (loss) from investment transactions (notes 1
 and 4)                                                                (1,154,820)     1,743,273         (1,176,134)       542,532
Net change in unrealized appreciation or depreciation of
 investments                                                           (9,798,525)    (4,263,258)        (9,804,374)    (2,258,787)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (7,084,568)     4,771,353         (7,644,781)     4,216,019
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Class A                                                           (3,004,766)    (6,036,625)        (2,351,974)    (4,530,236)
     Class B                                                             (253,743)      (302,465)          (426,974)      (554,071)
     Class C                                                             (499,507)      (938,110)          (487,210)      (749,521)
     Class R                                                               (9,912)       (13,736)           (62,077)       (98,115)
From accumulated net realized gains from investment transactions:
     Class A                                                                   --             --                 --       (327,196)
     Class B                                                                   --             --                 --        (46,841)
     Class C                                                                   --             --                 --        (60,212)
     Class R                                                                   --             --                 --         (8,993)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (3,767,928)    (7,290,936)        (3,328,235)    (6,375,185)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                        9,279,193     39,029,909         14,287,808     42,859,091
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                          1,470,048      2,897,417          1,131,131      2,607,781
----------------------------------------------------------------------------------------------------------------------------------
                                                                       10,749,241     41,927,326         15,418,939     45,466,872

Cost of shares redeemed                                               (16,264,039)   (17,634,491)       (17,019,165)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                          (5,514,798)    24,292,835         (1,600,226)    32,155,994
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (16,367,294)    21,773,252        (12,573,242)    29,996,828
Net assets at the beginning of period                                 164,851,663    143,078,411        141,849,003    111,852,175
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $148,484,369   $164,851,663       $129,275,761   $141,849,003
==================================================================================================================================
Balance of undistributed net investment income at the end of
 period                                                              $    102,339   $      1,490       $      9,111   $      1,619
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                        North Carolina                        Tennessee
                                                               ---------------------------------   -------------------------------
                                                               Six Months Ended       Year Ended   Six Months Ended     Year Ended
                                                                       11/30/99          5/31/99           11/30/99        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  5,032,791     $  9,829,859       $  7,845,964   $ 15,244,309
Net realized gain (loss) from investment transactions (notes
 1 and 4)                                                            (1,240,611)         104,431           (434,215)       557,919
Net change in unrealized appreciation or depreciation of
 investments                                                        (13,906,774)      (3,181,988)       (20,511,333)    (5,201,506)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               (10,114,594)       6,752,302        (13,099,584)    10,600,722
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                           (4,300,651)      (8,995,903)        (6,819,271)   (13,826,854)
   Class B                                                             (229,679)        (283,644)          (272,471)      (398,784)
   Class C                                                             (394,288)        (514,487)          (605,244)    (1,039,949)
   Class R                                                              (32,809)         (60,402)           (13,388)       (27,716)
From accumulated net realized gains from investment
 transactions:
   Class A                                                                   --       (1,598,066)                --             --
   Class B                                                                   --          (60,411)                --             --
   Class C                                                                   --          (99,492)                --             --
   Class R                                                                   --          (11,127)                --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (4,957,427)     (11,623,532)        (7,710,374)   (15,293,303)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                     13,441,235       34,546,447         18,991,658     47,588,847
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                        2,453,474        5,975,298          3,355,307      6,661,847
----------------------------------------------------------------------------------------------------------------------------------
                                                                     15,894,709       40,521,745         22,346,965     54,250,694

Cost of shares redeemed                                             (17,021,351)     (21,940,534)       (30,607,024)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                        (1,126,642)      18,581,211         (8,260,059)    26,486,756
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (16,198,663)      13,709,981        (29,070,017)    21,794,175
Net assets at the beginning of period                               212,797,529      199,087,548        327,007,263    305,213,088
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $196,598,866     $212,797,529       $297,937,246   $327,007,263
==================================================================================================================================
Balance of undistributed net investment income at the end of
 period                                                            $     80,346     $      4,982       $    160,474   $     24,884
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, North Carolina and Tennessee had outstanding when-issued purchase commitments of $9,295,632 and $4,470,709, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Georgia
                                                                       -----------------------------------------------------
                                                                            Six Months Ended               Year Ended
                                                                                11/30/99                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                371,246   $  3,944,935    1,719,183   $ 19,217,921
   Class B                                                                239,212      2,516,712      806,630      9,032,174
   Class C                                                                258,113      2,728,497      953,740     10,667,189
   Class R                                                                  8,524         89,049       10,082        112,625
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                113,902      1,209,038      216,299      2,426,448
   Class B                                                                  8,713         92,419       11,396        127,876
   Class C                                                                 15,160        160,553       29,544        330,616
   Class R                                                                    762          8,038        1,116         12,477
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,015,632     10,749,241    3,747,990     41,927,326
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,021,299)   (10,735,056)  (1,084,049)   (12,116,347)
   Class B                                                               (122,048)    (1,279,081)     (45,215)      (503,665)
   Class C                                                               (403,271)    (4,249,902)    (449,451)    (5,014,371)
   Class R                                                                     --             --          (10)          (108)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,546,618)   (16,264,039)  (1,578,725)   (17,634,491)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (530,986)  $ (5,514,798)   2,169,265   $ 24,292,835
============================================================================================================================

                                                                                             Louisiana
                                                                       -----------------------------------------------------
                                                                            Six Months Ended               Year Ended
                                                                                11/30/99                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                604,625   $  6,528,408    1,716,601   $ 19,817,323
   Class B                                                                377,942      4,145,673      914,530     10,557,807
   Class C                                                                329,127      3,580,865      865,510      9,983,365
   Class R                                                                  2,909         32,862      215,752      2,500,596
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                 77,946        851,502      175,520      2,033,853
   Class B                                                                 12,023        130,827       24,928        288,244
   Class C                                                                  7,906         86,116       16,348        189,229
   Class R                                                                  5,738         62,686        8,320         96,455
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,418,216     15,418,939    3,937,509     45,466,872
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,172,707)   (12,653,070)    (893,149)   (10,322,469)
   Class B                                                               (189,855)    (2,038,469)     (59,695)      (688,490)
   Class C                                                               (204,722)    (2,207,626)    (188,463)    (2,173,160)
   Class R                                                                (11,070)      (120,000)     (11,114)      (126,759)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,578,354)   (17,019,165)  (1,152,421)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (160,138)  $ (1,600,226)   2,785,088   $ 32,155,994
============================================================================================================================

                                                                                          North Carolina
                                                                       -----------------------------------------------------
                                                                            Six Months Ended               Year Ended
                                                                                11/30/99                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                757,171   $  7,516,851    1,497,738   $ 15,852,866
   Class B                                                                249,500      2,481,824      765,417      8,109,386
   Class C                                                                318,780      3,211,167      945,187      9,986,996
   Class R                                                                 23,133        231,393       56,314        597,199
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                210,608      2,102,429      510,481      5,422,357
   Class B                                                                 11,455        114,443       16,356        173,663
   Class C                                                                 21,013        209,394       30,647        324,719
   Class R                                                                  2,728         27,208        5,136         54,559
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,594,388     15,894,709    3,827,276     40,521,745
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,454,288)   (14,354,807)  (1,889,845)   (19,995,567)
   Class B                                                                (64,658)      (646,083)    (100,335)    (1,061,551)
   Class C                                                               (189,952)    (1,889,566)     (68,759)      (724,414)
   Class R                                                                (13,172)      (130,895)     (14,938)      (159,002)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,722,070)   (17,021,351)  (2,073,877)   (21,940,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (127,682)  $ (1,126,642)   1,753,399   $ 18,581,211
============================================================================================================================

                                                                                             Tennessee
                                                                       -----------------------------------------------------
                                                                           Six Months Ended               Year Ended
                                                                               11/30/99                     5/31/99
                                                                       ------------------------    -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              1,269,408   $ 13,747,023    2,608,976   $ 29,959,161
   Class B                                                                238,553      2,593,202      645,177      7,415,547
   Class C                                                                243,042      2,649,658      887,754     10,185,551
   Class R                                                                    161          1,775        2,492         28,588
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                276,194      3,004,984      525,327      6,045,014
   Class B                                                                 12,048        131,060       17,555        202,163
   Class C                                                                 19,216        209,065       34,095        392,181
   Class R                                                                    937         10,198        1,957         22,489
----------------------------------------------------------------------------------------------------------------------------
                                                                        2,059,559     22,346,965    4,723,333     54,250,694
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (2,416,205)   (26,163,194)  (2,109,544)   (24,227,337)
   Class B                                                               (122,945)    (1,322,502)     (68,504)      (782,931)
   Class C                                                               (288,565)    (3,119,460)    (236,242)    (2,705,131)
   Class R                                                                   (173)        (1,868)      (4,257)       (48,539)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (2,827,888)   (30,607,024)  (2,418,547)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (768,329)  $ (8,260,059)   2,304,786   $ 26,486,756
============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on Decemebr 9, 1999, as follows:

                                                                North
                                         Georgia  Louisiana  Carolina  Tennessee
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                $.0440     $.0460    $.0405     $.0455
   Class B                                 .0375      .0390     .0345      .0385
   Class C                                 .0390      .0410     .0360      .0405
   Class R                                 .0455      .0475     .0420      .0470
================================================================================

The following Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on December 7, 1999, to shareholders of record on December 2, 1999, as follows:


                                                              Georgia  Louisiana
--------------------------------------------------------------------------------
Taxable distributions per share:                               $.0394     $.0034
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal secruities for the six months ended November 30, 1999, were as follows:

                                                                                            North
                                                            Georgia      Louisiana       Carolina      Tennessee
----------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $22,166,788   $ 26,120,998   $ 41,202,067   $ 30,723,488
   Short-term municipal securities                               --      7,000,000      9,550,000             --
Sales:
   Long-term municipal securities                        25,353,765     30,393,132     38,765,190     37,546,403
   Short-term municipal securities                               --      6,000,000      9,550,000             --
================================================================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                            North
                                                            Georgia      Louisiana       Carolina      Tennessee
----------------------------------------------------------------------------------------------------------------
                                                       $149,337,848   $129,428,399   $203,017,342   $302,228,594
================================================================================================================

At May 31, 1999, the Funds' last fiscal year end, Tennessee had an unused capital loss carryforward of $2,228,819 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                                                 Georgia     Louisiana   North Carolina      Tennessee
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                              $ 4,246,550   $ 2,798,322      $ 2,808,636   $  7,310,871
   depreciation                                               (6,052,243)   (5,550,616)      (7,565,284)   (10,457,112)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   $(1,805,693)  $(2,752,294)     $(4,756,648)  $ (3,146,241)
=======================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                  Georgia  Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
Sales charges collected                           $52,282    $74,848         $79,498   $144,876
Paid to authorized dealers                         44,762     54,374          79,498    144,876
===============================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Georgia  Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
Commission advances                              $111,841   $205,755        $168,118   $193,233
===============================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained such 12b-1 fees as follows:

                                                  Georgia  Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
12b-1 fees retained                               $79,371   $112,123         $81,203    $79,388
===============================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1999, as follows:

                                                  Georgia  Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
CDSC retained                                     $26,492    $90,267         $21,543    $46,529
===============================================================================================

7. Composition of Net Assets

At November 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 Georgia       Louisiana   North Carolina       Tennessee
-------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                             $150,775,094    $133,153,648     $202,645,754    $303,586,261

Balance of undistributed net investment income                   102,339           9,111           80,346         160,474

Accumulated net realized gain (loss) from
investment transactions                                         (587,371)     (1,135,909)      (1,370,586)     (2,663,248)

Net unrealized appreciation (depreciation) of investments     (1,805,693)     (2,751,089)      (4,756,648)     (3,146,241)
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                  $148,484,369    $129,275,761     $196,598,866    $297,937,246
=========================================================================================================================

               Financial Highlights (Unaudited)

               Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                 Investment Operations       Less Distributions
                                 ---------------------       ------------------
                                               Net
GEORGIA**                                Realized/
                                        Unrealized
               Beginning          Net      invest-               Net                     Ending
                     Net      Invest-         ment           invest-                        Net
Year Ended         Asset         ment         Gain              ment  Capital             Asset        Total
May 31,            Value       Income       (Loss)    Total   Income    Gains   Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)       $ 11.02         $.27       $(.74)   $(.47)   $(.26)  $  --   $ (.26)    $10.29      (4.27)%
  1999             11.19          .54        (.17)     .37     (.54)     --     (.54)     11.02       3.34
  1998             10.57          .56         .62     1.18     (.56)     --     (.56)     11.19      11.37
  1997             10.20          .57         .37      .94     (.57)     --     (.57)     10.57       9.39
  1996             10.46          .57        (.25)     .32     (.58)     --     (.58)     10.20       3.05
  1995             10.23          .58         .23      .81     (.58)     --     (.58)     10.46       8.31

Class B (2/97)
  2000 (e)         11.03          .23        (.74)    (.51)    (.22)     --     (.22)     10.30      (4.64)
  1999             11.20          .46        (.17)     .29     (.46)     --     (.46)     11.03       2.57
  1998             10.57          .48         .63     1.11     (.48)     --     (.48)     11.20      10.66
  1997 (d)         10.66          .14        (.11)     .03     (.12)     --     (.12)     10.57        .31

Class C (1/94)
  2000 (e)         11.00          .24        (.74)    (.50)    (.23)     --     (.23)     10.27      (4.55)
  1999             11.17          .48        (.17)     .31     (.48)     --     (.48)     11.00       2.80
  1998             10.55          .50         .62     1.12     (.50)     --     (.50)     11.17      10.79
  1997             10.18          .51         .37      .88     (.51)     --     (.51)     10.55       8.80
  1996             10.44          .51        (.25)     .26     (.52)     --     (.52)     10.18       2.48
  1995             10.21          .52         .23      .75     (.52)     --     (.52)     10.44       7.72

Class R (2/97)
  2000 (e)         10.99          .28        (.74)    (.46)    (.27)     --     (.27)     10.26      (4.20)
  1999             11.15          .56        (.15)     .41     (.57)     --     (.57)     10.99       3.67
  1998             10.57          .58         .59     1.17     (.59)     --     (.59)     11.15      11.23
  1997 (d)         10.65          .18        (.06)     .12     (.20)     --     (.20)     10.57       1.11
============================================================================================================


                                                 Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                           ---------------------  -------------------  -------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                   Ending          to        to         to        to         to        to
                      Net     Average   Average    Average   Average    Average   Average   Portfolio
                   Assets         Net       Net        Net       Net        Net       Net    Turnover
                    (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)       $114,140         .87%*    5.07%*      .86%*    5.07%*      .86%*    5.07%*        14%
  1999            128,138         .88      4.69        .74      4.83        .74      4.83          32
  1998            120,545         .87      4.88        .66      5.09        .66      5.09          25
  1997            111,518        1.02      5.20        .78      5.44        .78      5.44          39
  1996            107,862        1.08      5.18        .80      5.46        .80      5.46          59
  1995            113,354        1.09      5.53        .83      5.79        .83      5.79          40

Class B (2/97)
  2000 (e)         12,497        1.62*     4.33*      1.61*     4.34*      1.61*     4.34*         14
  1999             11,991        1.64      3.94       1.50      4.08       1.50      4.08          32
  1998              3,518        1.62      4.08       1.38      4.32       1.38      4.32          25
  1997 (d)            113        1.63*     4.49*      1.32*     4.80*      1.32*     4.80*         39

Class C (1/94)
  2000 (e)         21,411        1.42*     4.52*      1.41*     4.52*      1.41*     4.52*         14
  1999             24,358        1.44      4.13       1.29      4.28       1.29      4.28          32
  1998             18,770        1.42      4.33       1.21      4.54       1.21      4.54          25
  1997             11,803        1.56      4.63       1.32      4.87       1.32      4.87          39
  1996              9,433        1.63      4.61       1.34      4.90       1.34      4.90          59
  1995              6,973        1.64      4.92       1.38      5.18       1.38      5.18          40

Class R (2/97)
  2000 (e)            436         .67*     5.29*       .67*     5.30*       .67*     5.30*         14
  1999                364         .68      4.89        .54      5.03        .54      5.03          32
  1998                245         .67      5.04        .45      5.26        .45      5.26          25
  1997 (d)             22         .68*     5.41*       .38*     5.71*       .38*     5.71*         39
=======================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                              Investment Operations          Less Distributions
                         -----------------------------   ---------------------------





LOUISIANA**
                                             Net
                                       Realized/
                                      Unrealized
                 Beginning     Net       Invest-             Net                       Ending
                       Net  Invest-         ment         Invest-                          Net
Year Ended           Asset     ment         Gain            ment   Capital              Asset       Total
May 31,              Value   Income       (Loss)   Total  Income     Gains     Total    Value  Return (a)
---------------------------------------------------------------------------------------------------------
Class A (9/89)
     2000 (e)       $11.38     $.28       $(.88)   $(.60)  $(.28)    $  --    $(.28)   $10.50       (5.26)%
     1999            11.55      .57        (.13)     .44    (.57)     (.04)    (.61)    11.38        3.73
     1998            11.10      .59         .49     1.08    (.59)     (.04)    (.63)    11.55        9.88
     1997            10.71      .59         .39      .98    (.59)       --     (.59)    11.10        9.37
     1996            10.80      .59        (.08)     .51    (.60)       --     (.60)    10.71        4.77
     1995            10.48      .60         .32      .92    (.60)       --     (.60)    10.80        9.20

Class B (2/97)
     2000 (e)        11.37      .24        (.88)    (.64)   (.23)       --     (.23)    10.50       (5.63)
     1999            11.55      .48        (.14)     .34    (.48)     (.04)    (.52)    11.37        2.98
     1998            11.09      .50         .50     1.00    (.50)     (.04)    (.54)    11.55        9.18
     1997 (d)        11.10      .16          --      .16    (.17)       --     (.17)    11.09        1.44

Class C (2/94)
     2000 (e)        11.36      .25        (.87)    (.62)   (.25)       --     (.25)    10.49       (5.53)
     1999            11.54      .50        (.13)     .37    (.51)     (.04)    (.55)    11.36        3.20
     1998            11.09      .52         .50     1.02    (.53)     (.04)    (.57)    11.54        9.32
     1997            10.70      .53         .39      .92    (.53)       --     (.53)    11.09        8.78
     1996            10.80      .53        (.09)     .44    (.54)       --     (.54)    10.70        4.12
     1995            10.48      .54         .32      .86    (.54)       --     (.54)    10.80        8.59

Class R (2/97)
     2000 (e)        11.38      .29        (.87)    (.58)   (.29)       --     (.29)    10.51       (5.16)
     1999            11.55      .59        (.13)     .46    (.59)     (.04)    (.63)    11.38        4.03
     1998            11.09      .61         .50     1.11    (.61)     (.04)    (.65)    11.55       10.21
     1997 (d)        11.17      .15        (.08)     .07    (.15)       --     (.15)    11.09         .67
=========================================================================================================


                                                 Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                           ---------------------  -------------------  -------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                   Ending          to        to         to        to         to        to
                      Net     Average   Average    Average   Average    Average   Average   Portfolio
                   Assets         Net       Net        Net       Net        Net       Net    Turnover
                    (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (9/89)
     2000 (e)     $86,415         .86%*    5.04%*      .84%*    5.06%*      .82%*    5.08%*        19%
     1999          99,176         .88      4.76        .75      4.89        .75      4.89          11
     1998          89,143         .88      5.00        .75      5.13        .75      5.13          15
     1997          76,030        1.03      5.14        .79      5.38        .79      5.38          25
     1996          72,005        1.09      5.17        .80      5.46        .80      5.46          26
     1995          68,145        1.18      5.45        .83      5.80        .83      5.80          44

Class B (2/97)
     2000 (e)      19,524        1.61*     4.30*      1.59*     4.32*      1.57*     4.34*         19
     1999          18,870        1.64      4.00       1.49      4.15       1.49      4.15          11
     1998           8,999        1.62      4.21       1.45      4.38       1.45      4.38          15
     1997 (d)         917        1.65*     4.50*      1.46*     4.69*      1.46*     4.69*         25

Class C (2/94)
     2000 (e)      21,100        1.41*     4.50*      1.39*     4.52*      1.37*     4.54*         19
     1999          21,352        1.43      4.20       1.29      4.34       1.29      4.34          11
     1998          13,682        1.42      4.45       1.29      4.58       1.29      4.58          15
     1997           7,645        1.57      4.59       1.33      4.83       1.33      4.83          25
     1996           5,658        1.64      4.58       1.35      4.87       1.35      4.87          26
     1995           3,220        1.73      4.85       1.37      5.21       1.37      5.21          44

Class R (2/97)
     2000 (e)       2,237        .66*      5.24*       .64*     5.26*       .62*     5.28*         19
     1999           2,451        .68       4.97        .55      5.10        .55      5.10          11
     1998              28        .67       5.17        .52      5.32        .52      5.32          15
     1997 (d)          --        .08*      5.27*       .04*     5.31*       .04*     5.31*         25
=====================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Louisiana.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                          Investment Operations          Less Distributions
                                      ----------------------------   --------------------------


NORTH CAROLINA**
                                                      Net
                                                Realized/
                                               Unrealized
                           Beginning      Net     Invest-                Net                       Ending
                                 Net  Invest-        ment            Invest-                          Net
Year Ended                     Asset     ment        Gain               ment   Capital              Asset   Total
May 31,                        Value   Income       (Loss)   Total    Income     Gains    Total     Value  Return(a)
--------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)                    $10.38     $.25       $(.73)   $(.48)    $(.25)    $  --    $(.25)   $ 9.65    (4.70)%
  1999                         10.62      .51        (.15)     .36      (.51)     (.09)    (.60)    10.38     3.43
  1998                         10.28      .53         .34      .87      (.53)       --     (.53)    10.62     8.69
  1997                         10.05      .54         .23      .77      (.54)       --     (.54)    10.28     7.79
  1996                         10.23      .55        (.18)     .37      (.55)       --     (.55)    10.05     3.67
  1995                         10.08      .57         .15      .72      (.57)       --     (.57)    10.23     7.45
Class B (2/97)
  2000 (e)                     10.39      .21        (.73)    (.52)     (.21)       --     (.21)     9.66    (5.07)
  1999                         10.62      .44        (.15)     .29      (.43)     (.09)    (.52)    10.39     2.73
  1998                         10.28      .45         .35      .80      (.46)       --     (.46)    10.62     7.89
  1997 (d)                     10.33      .12        (.06)     .06      (.11)       --     (.11)    10.28      .64
Class C (10/93)
  2000 (e)                     10.36      .22        (.72)    (.50)     (.22)       --     (.22)     9.64    (4.90)
  1999                         10.60      .46        (.16)     .30      (.45)     (.09)    (.54)    10.36     2.85
  1998                         10.26      .47         .34      .81      (.47)       --     (.47)    10.60     8.09
  1997                         10.03      .48         .23      .71      (.48)       --     (.48)    10.26     7.20
  1996                         10.22      .49        (.18)     .31      (.50)       --     (.50)    10.03     3.01
  1995                         10.06      .51         .16      .67      (.51)       --     (.51)    10.22     6.97
Class R (2/97)
  2000 (e)                     10.38      .26        (.74)    (.48)     (.25)       --     (.25)     9.65    (4.62)
  1999                         10.62      .53        (.15)     .38      (.53)     (.09)    (.62)    10.38     3.61
  1998                         10.28      .55         .34      .89      (.55)       --     (.55)    10.62     8.88
  1997 (d)                     10.27      .18         .01      .19      (.18)       --     (.18)    10.28     1.92
==================================================================================================================

                                                            Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------
                                         Before Credit/          After            After Credit/
                                         Reimbursement     Reimbursement (b)    Reimbursement (c)
                                      ------------------   ------------------   -------------------
                                                   Ratio                Ratio                 Ratio
                                                  of Net               of Net                of Net
                                                 Invest-              Invest-               Invest-
                                      Ratio of      ment   Ratio of      ment   Ratio of       ment
                                      Expenses    Income   Expenses    Income   Expenses     Income
                             Ending         to        to         to        to         to         to
                                Net    Average   Average    Average   Average    Average    Average     Portfolio
Year Ended                   Assets        Net       Net        Net       Net        Net        Net      Turnover
May 31,                        (000)    Assets    Assets     Assets    Assets     Assets     Assets          Rate
------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)                  $165,774       .87%*    4.98%*      .87%*    4.98%*      .87%*     4.98%*          19%
  1999                       183,370       .88      4.66        .74      4.80        .74       4.80            11
  1998                       186,340       .86      5.06        .86      5.06        .86       5.06            29
  1997                       181,595      1.00      5.24        .93      5.31        .93       5.31            23
  1996                       185,016      1.03      5.19        .90      5.32        .90       5.32            54
  1995                       191,850      1.06      5.58        .91      5.73        .91       5.73            35
Class B (2/97)
  2000 (e)                    11,762      1.62*     4.24*      1.62*     4.24*      1.62*      4.24*           19
  1999                        10,609      1.64      3.91       1.44      4.11       1.44       4.11            11
  1998                         3,609      1.61      4.23       1.61      4.23       1.61       4.23            29
  1997 (d)                       271      1.62*     4.60*      1.62*     4.60*      1.62*      4.60*           23
Class C (10/93)
  2000 (e)                    17,720      1.42*     4.44*      1.42*     4.44*      1.42*      4.44*           19
  1999                        17,507      1.44      4.11       1.24      4.31       1.24       4.31            11
  1998                         8,291      1.41      4.50       1.41      4.50       1.41       4.50            29
  1997                         7,065      1.54      4.70       1.48      4.76       1.48       4.76            23
  1996                         6,589      1.58      4.64       1.45      4.77       1.45       4.77            54
  1995                         6,049      1.61      4.98       1.46      5.13       1.46       5.13            35
Class R (2/97)
  2000 (e)                     1,342       .67*     5.18*       .67*     5.18*       .67*      5.18*           19
  1999                         1,312       .68      4.86        .53      5.01        .53       5.01            11
  1998                           848       .66      5.24        .66      5.24        .66       5.24            29
  1997 (d)                       405       .66*     5.57*       .66*     5.57*       .66*      5.57*           23
==================================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                              Investment Operations          Less Distributions
                            --------------------------   ---------------------------





TENNESSEE**
                                             Net
                                       Realized/
                                      Unrealized
                 Beginning      Net      Invest-             Net                      Ending
                       Net  Invest-         ment         Invest-                         Net
Year Ended           Asset     ment         Gain            ment   Capital             Asset        Total
May 31,              Value   Income       (Loss)   Total  Income     Gains     Total   Value   Return (a)
---------------------------------------------------------------------------------------------------------
Class A (11/87)
     2000 (e)       $11.30     $.28       $(.74)   $(.46)  $(.27)     $ --    $(.27)  $10.57        (4.06)%
     1999            11.46      .55        (.15)     .40    (.56)       --     (.56)   11.30         3.47
     1998            11.06      .58         .40      .98    (.58)       --     (.58)   11.46         9.01
     1997            10.83      .59         .23      .82    (.59)       --     (.59)   11.06         7.71
     1996            11.01      .59        (.18)     .41    (.59)       --     (.59)   10.83         3.78
     1995            10.78      .60         .23      .83    (.60)       --     (.60)   11.01         8.04

Class B (2/97)
     2000 (e)        11.30      .24        (.73)    (.49)   (.23)       --     (.23)   10.58        (4.35)
     1999            11.46      .47        (.16)     .31    (.47)       --     (.47)   11.30         2.72
     1998            11.06      .49         .40      .89    (.49)       --     (.49)   11.46         8.21
     1997 (d)        11.14      .14        (.09)     .05    (.13)       --     (.13)   11.06          .42

Class C (10/93)
     2000 (e)        11.30      .25        (.74)    (.49)   (.24)       --     (.24)   10.57        (4.35)
     1999            11.45      .49        (.15)     .34    (.49)       --     (.49)   11.30         2.97
     1998            11.05      .52         .39      .91    (.51)       --     (.51)   11.45         8.39
     1997            10.82      .53         .23      .76    (.53)       --     (.53)   11.05         7.12
     1996            11.00      .53        (.18)     .35    (.53)       --     (.53)   10.82         3.22
     1995            10.78      .54         .22      .76    (.54)       --     (.54)   11.00         7.35

Class R (2/97)
     2000 (e)        11.28      .29        (.73)    (.44)   (.28)       --     (.28)   10.56        (3.90)
     1999            11.44      .57        (.15)     .42    (.58)       --     (.58)   11.28         3.68
     1998            11.04      .60         .40     1.00    (.60)       --     (.60)   11.44         9.20
     1997 (d)        11.09      .20        (.05)     .15    (.20)       --     (.20)   11.04         1.40
=========================================================================================================


                                                 Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                   Ending          to        to         to        to         to        to
                      Net     Average   Average    Average   Average    Average   Average   Portfolio
                   Assets         Net       Net        Net       Net        Net       Net    Turnover
                    (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (11/87)
     2000 (e)    $258,403         .85%*    5.11%*      .85%*    5.11%*      .83%*    5.12%*       10%
     1999         285,935         .84      4.81        .84      4.81        .84      4.81         16
     1998         278,232         .84      5.09        .82      5.11        .82      5.11         15
     1997         257,475         .97      5.23        .85      5.35        .85      5.35         23
     1996         250,886        1.01      5.17        .88      5.30        .88      5.30         38
     1995         241,778        1.07      5.46        .89      5.64        .89      5.64         23

Class B (2/97)
     2000 (e)      12,969        1.59*     4.37*      1.59*     4.37*      1.58*     4.38*        10
     1999          12,410        1.59      4.08       1.59      4.08       1.59      4.08         16
     1998           5,775        1.59      4.30       1.58      4.31       1.58      4.31         15
     1997 (d)         537        1.60*     4.49*      1.37*     4.72*      1.37*     4.72*        23

Class C (10/93)
     2000 (e)      26,060        1.39*     4.57*      1.39*     4.57*      1.38*     4.58*        10
     1999          28,134        1.39      4.27       1.39      4.27       1.39      4.27         16
     1998          20,673        1.39      4.53       1.37      4.55       1.37      4.55         15
     1997          15,049        1.53      4.67       1.40      4.80       1.40      4.80         23
     1996          15,483        1.56      4.62       1.43      4.75       1.43      4.75         38
     1995          12,494        1.62      4.90       1.44      5.08       1.44      5.08         23

Class R (2/97)
     2000 (e)         505         .65*     5.33*       .65*     5.33*       .64*     5.34*        10
     1999             529         .64      5.01        .64      5.01        .64      5.01         16
     1998             534         .64      5.27        .62      5.29        .62      5.29         15
     1997 (d)         248         .66*     5.55*       .46*     5.75*       .46*     5.75*        23
=====================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving
Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

      Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com